1933 Act Registration No. 2-99356
                                         1940 Act File No. 811-4367

               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D. C.  20549

                            FORM N-1A

                  REGISTRATION STATEMENT UNDER

                   THE SECURITIES ACT OF 1933            [X]
                Post-Effective Amendment No. 22          [X]
                               and
                  REGISTRATION STATEMENT UNDER
              THE INVESTMENT COMPANY ACT OF 1940         [X]
                        Amendment No. 23                 [X]

                   STEIN ROE MUNICIPAL TRUST

         One South Wacker Drive, Chicago, Illinois  60606
               Telephone Number:  1-800-338-2550

    Jilaine Hummel Bauer          Cameron S. Avery
    Executive Vice-President      Bell, Boyd & Lloyd
       & Secretary                Three First National Plaza
    Stein Roe Municipal Trust      Suite 3300
    One South Wacker Drive        70 W. Madison Street
    Chicago, Illinois  60606      Chicago, Illinois  60602
                     (Agents for Service)

It is proposed that this filing will become effective (check appropriate box):

[ ]  immediately upon filing pursuant to paragraph (b)
[X]  on February 19, 1997 pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)(1)
[ ]  on (date) pursuant to paragraph (a)(1)
[ ]  75 days after filing pursuant to paragraph (a)(2)
[ ]  on (date) pursuant to paragraph (a)(2) of rule 485

Registrant has elected to register pursuant to Rule 24f-2 an indefinite number of shares of beneficial interest of the following series: Stein Roe Intermediate Municipals Fund, Stein Roe Municipal Money Market Fund, Stein Roe Managed Municipals Fund, and Stein Roe High-Yield Municipals Fund. The Rule 24f-2 Notice for the fiscal year ended June 30, 1996 was filed on August 14, 1996. This amendment to the Registration Statement has also been signed by SR&F Base Trust as it relates to Stein Roe Municipal Money Market Fund.

            Amending Parts A, B and C and filing exhibits.

                     STEIN ROE MUNICIPAL TRUST
                      CROSS REFERENCE SHEET

ITEM
 NO.   CAPTION
----   -------
                              PART A
1      Front cover
2      Fee Table; Summary
3 (a)  Financial Highlights
  (b)  Inapplicable
  (c)  Investment Return
  (d)  Financial Highlights
4 Organization and Description of Shares; The Funds; How the Funds Invest; Portfolio Investments and Strategies; Restrictions on the Funds' Investments; Investment Considerations and Risks; Summary--Investment Risks
5 (a)  Management of the Funds--Trustees and Investment Adviser
  (b)  Management of the Funds--Trustees and Investment Adviser, Fees
       and Expenses
  (c)  Management of the Funds--Portfolio Managers
  (d)  Inapplicable
  (e)  Management of the Funds--Transfer Agent
  (f)  Management of the Funds--Fees and Expenses; Financial
       Highlights
  (g)  Inapplicable
5A     Inapplicable
6 (a) Organization and Description of Shares; see statement of additional information: General Information and History
  (b)  Inapplicable
  (c)  Organization and Description of Shares
  (d)  Organization and Description of Shares
  (e)  Summary
  (f)  Shareholder Services; Distributions and Income Taxes
  (g)  Distributions and Income Taxes
  (h) Organization and Description of Shares--Special Considerations Regarding Master Fund/Feeder Fund Structure
7      How to Purchase Shares
  (a)  Management of the Funds--Distributor
  (b)  How to Purchase Shares--Purchase Price and Effective Date; Net
       Asset Value
  (c)  Inapplicable
  (d)  How to Purchase Shares
  (e)  Inapplicable
  (f)  Inapplicable
8 (a)  How to Redeem Shares; Shareholder Services
  (b)  How to Purchase Shares--Purchases Through Third Parties
  (c)  How to Redeem Shares--General Redemption Policies
  (d)  How to Redeem Shares--General Redemption Policies
9      Inapplicable

                              PART B
10     Cover page
11     Table of Contents
12     General Information and History
13 Investment Policies; Portfolio Investments and Strategies; Investment Restrictions
14     Management
15(a)  Inapplicable
  (b)  Principal Shareholders
  (c)  Principal Shareholders
16(a)  Investment Advisory Services; Management; see prospectus:
       Management of the Funds
  (b)  Investment Advisory Services
  (c)  Inapplicable
  (d)  Inapplicable
  (e)  Investment Advisory Services
  (f)  Inapplicable
  (g)  Inapplicable
  (h)  Custodian; Independent Auditors
  (i)  Transfer Agent
17(a)  Portfolio Transactions
  (b)  Inapplicable
  (c)  Portfolio Transactions
  (d)  Portfolio Transactions
  (e)  Inapplicable
18     General Information and History
19(a) Purchases and Redemptions; see prospectus: How to Purchase Shares, How to Redeem Shares, Shareholder Services
  (b) Purchases and Redemptions; Additional Information on Net Asset Value--Municipal Money Fund and the Portfolio; see prospectus: Net Asset
       Value
  (c)  Purchases and Redemptions
20 Additional Income Tax Considerations; Portfolio Investments and Strategies--Taxation of Options and Futures
21(a)  Distributor
  (b)  Inapplicable
  (c)  Inapplicable
22     Investment Performance
23     Financial Statements

                                    PART C
24     Financial Statements and Exhibits
25     Persons Controlled By or Under Common Control with Registrant
26     Number of Holders of Securities
27     Indemnification
28     Business and Other Connections of Investment Adviser
29     Principal Underwriters
30     Location of Accounts and Records
31     Management Services
32     Undertakings

The Prospectuses relating to Stein Roe Intermediate Municipals Fund, Stein Roe High-Yield Municipals Fund, Stein Roe Municipal Money Market Fund, and Stein Roe Managed Municipals Fund, each a series of Stein Roe Municipal Trust, are not affected by the filing of this post-effective amendment No. 22.

    Statement of Additional Information Dated November 1, 1996
     as revised and supplemented through February 19, 1997


               STEIN ROE MUNICIPAL TRUST

           STEIN ROE MUNICIPAL MONEY MARKET FUND
           STEIN ROE INTERMEDIATE MUNICIPALS FUND
           STEIN ROE MANAGED MUNICIPALS FUND
           STEIN ROE HIGH-YIELD MUNICIPALS FUND

    Suite 3200, One South Wacker Drive, Chicago, Illinois  60606
                         800-338-2550

     This Statement of Additional Information is not a prospectus but provides additional information that should be read in conjunction with the Prospectus dated November 1, 1996, and any supplements thereto. The Prospectus may be obtained at no charge by telephoning 800-338-2550.

                      TABLE OF CONTENTS
                                                      Page
General Information and History.........................2
Investment Policies.....................................3
     Municipal Money Fund...............................3
     Intermediate Municipals............................5
     Managed Municipals.................................5
     High-Yield Municipals..............................6
Portfolio Investments and Strategies....................6
Investment Restrictions................................19
Additional Investment Considerations...................22
Purchases and Redemptions..............................24
Management.............................................25
Financial Statements...................................28
Principal Shareholders.................................29
Investment Advisory Services...........................29
Distributor............................................32
Transfer Agent.........................................32
Custodian..............................................32
Independent Auditors...................................33
Portfolio Transactions.................................33
Additional Income Tax Considerations...................35
Investment Performance.................................36
Additional Information on Net Asset Value--Municipal
   Money Fund and Municipal Money Portfolio............43
Glossary...............................................44

                GENERAL INFORMATION AND HISTORY


     Stein Roe Municipal Money Market Fund, Stein Roe Intermediate Municipals Fund, Stein Roe Managed Municipals Fund, and Stein Roe High-Yield Municipals Fund are series of shares of beneficial interest of the Stein Roe Municipal Trust ("Municipal Trust").
Each series of Municipal Trust other than Stein Roe Municipal
Money Market Fund ("Municipal Money Fund") invests in a separate portfolio of securities and other assets, with its own objectives and policies. Municipal Money Fund invests all of its net investable assets in SR&F Municipal Money Market Portfolio ("Municipal Money Portfolio"), which is a series of SR&F Base Trust ("Base Trust").


     As used herein, "Intermediate Municipals," "Managed
Municipals," and "High-Yield Municipals" refer to the series of Municipal Trust designated Stein Roe Intermediate Municipals Fund, Stein Roe Managed Municipals Fund, and Stein Roe High-Yield
Municipals Fund, respectively.

     The name of Municipal Trust was changed on August 1, 1991 from SteinRoe Tax-Exempt Income Trust to SteinRoe Municipal Trust and was changed on November 1, 1995 to Stein Roe Municipal Trust. Prior to November 1, 1995, Municipal Money Fund, Intermediate Municipals, Managed Municipals, and High-Yield Municipals were named SteinRoe Municipal Money Market Fund, SteinRoe Intermediate Municipals, SteinRoe Managed Municipals, and SteinRoe High-Yield Municipals, respectively. SteinRoe Municipal Money Market Fund was named SteinRoe Tax-Exempt Money Fund prior to November 1, 1992.


     Currently, four series of Municipal Trust are authorized and outstanding. Each share of a series, without par value, is entitled to participate pro rata in any dividends and other distributions declared by the Board on shares of that series, and all shares of a series have equal rights in the event of liquidation of that series. Each whole share (or fractional share) of Municipal Trust outstanding on the record date established in accordance with the By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes). As a business trust, Municipal Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract. If requested to do so by the holders of at least 10% of Municipal Trust's outstanding shares, Municipal Trust will call a special meeting for the purpose of voting upon the question of removal of a trustee or trustees and will assist in the communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940. All shares of Municipal Trust are voted together in the election of trustees. On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by individual series, except that shares are voted by individual series when required by the Investment Company Act of 1940 or other applicable law, or when the Board of Trustees determines that the matter affects only the interests of one or more series, in which case shareholders of the unaffected series are not entitled to vote on such matters.


     Stein Roe & Farnham Incorporated (the "Adviser") is responsible for the business affairs of the Trusts and serves as investment adviser to the Funds (other than Municipal Money Fund) and Municipal Money Portfolio. It also provides administrative and bookkeeping and accounting services to the Funds and Municipal Money Portfolio.

SPECIAL CONSIDERATIONS REGARDING MASTER FUND/FEEDER FUND STRUCTURE


     Rather than invest in securities directly, each Fund may seek to achieve its objective by pooling its assets with assets of other investment companies for investment in another mutual fund having the same investment objective and substantially the same investment policies as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs.
The Adviser is expected to manage any such mutual fund in which a Fund would invest. Such investment would be subject to determination by the Trustees that it was in the best interests of the Fund and its shareholders, and shareholders would receive advance notice of any such change. The only Fund currently operating under the master fund/feeder fund structure is Municipal Money Fund, which converted to the master fund/feeder fund structure on September
28, 1995. For more information, please refer to the Prospectus under the caption Organization and Description of Shares--Special Considerations Regarding the Master Fund/Feeder Fund Structure.


                      INVESTMENT POLICIES

     The following information supplements the discussion of the Funds' respective investment objectives and policies described in the Prospectus. In pursuing its objective, each Fund will invest as described below and may employ investment techniques described in the Prospectus and elsewhere in this Statement of Additional Information. Investments and strategies that are common to two or more Funds are described under Portfolio Investments and Strategies. Each Fund's investment objective is not fundamental and may be changed by the Board of Trustees without the approval of a "majority of the outstanding voting securities" (see definition in the Glossary) of that Fund.

MUNICIPAL MONEY FUND

     This Fund seeks maximum current income exempt from federal income tax. The Fund seeks to achieve its objective by investing all of its net investable assets in shares of Municipal Money Portfolio, another mutual fund that has an identical investment objective and identical investment policies to the Fund. In pursuing its objective, Municipal Money Portfolio attempts to maintain relative stability of principal and liquidity. Municipal Money Portfolio invests principally in a diversified portfolio of short-term Municipal Securities (as defined in the Prospectus). "Short-term" means a remaining maturity of no more than thirteen months (or comparable period) as defined in the Glossary.

     It is a fundamental policy that normally at least 80% of Municipal Money Portfolio's investments will produce income that is exempt from federal income tax, except for periods in which the Adviser believes require a defensive position for the protection of shareholders.

     As a fundamental policy, Municipal Money Portfolio invests in Municipal Securities that, at the time of purchase, are: (i) variable rate demand securities (as defined in the Glossary) whose demand feature is rated within the two highest ratings assigned by Moody's Investors Service, Inc. ("Moody's"), VMIG 1 or VMIG 2 /1/;
(ii) notes rated within the two highest short-term municipal ratings assigned by Moody's, MIG 1 or MIG 2, or within the highest rating assigned by Standard & Poor's Corporation ("S&P"), /2/ SP-l+; (iii) municipal commercial paper (short-term promissory notes) rated Prime-1 by Moody's, or A-l by S&P; (iv) municipal bonds, including industrial development bonds, rated within the two highest ratings assigned to municipal bonds by S&P, AAA or AA, or by Moody's, Aaa or Aa; (v) securities not rated as described in
(i) through (iv) but determined by the Board of Trustees to be at least equal in quality to one or more of the foregoing ratings, although other types of obligations of the same issuer might not be within the foregoing ratings; (vi) securities backed by the full faith and credit of the U.S. Government; or (vii) securities as to which the payment of principal and interest is collateralized by securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities ["U.S. Government Securities"] deposited in an escrow for the benefit of holders of the securities. In accordance with SEC Rule 2a-7 under the Investment Company Act, each security in which Municipal Money Portfolio invests will be U.S. dollar denominated and (i) rated (or be issued by an issuer that is rated with respect to its short-term debt) within the two highest rating categories for short-term debt by at least two nationally recognized statistical rating organizations ("NRSRO") or, if rated by only one NRSRO, rated within the two highest rating categories by that NRSRO, or, if unrated, determined by or under the direction of the Board of Trustees to be of comparable quality, and (ii) determined by or under the direction of the Board of Trustees to present minimal credit risks.
------------
/1/ The Boards of Trustees of Municipal Trust and Base Trust have determined that the demand feature of a variable rate demand security rated SP-1+, A-1+ or A-1 by S&P or MIG 1, MIG 2 or Prime 1 by Moody's is at least equal in quality to the demand feature of a variable rate demand security rated VMIG 2 by Moody's. As a non-fundamental policy, Municipal Money Portfolio will not invest in a variable rate security whose demand feature is conditional unless the Board of Trustees determines that the security is at least the economic equivalent of a variable rate security with an unconditional demand feature or (a) the demand feature is rated within the two highest ratings assigned by Moody's or within the equivalent ratings assigned by S&P and (b) the underlying security is rated within the two highest ratings assigned by Moody's or S&P. The Board of Trustees has determined that a variable rate security where the demand feature is suspended only after a default followed by an acceleration of maturity is the economic equivalent of a variable rate security with an unconditional demand feature.
/2/ For a description of Moody's and S&P quality ratings, see the Appendix. All references to ratings apply to ratings adopted in the future by Moody's or S&P that are determined by the Boards of Trustees to be equivalent to current ratings.
-------------

INTERMEDIATE MUNICIPALS

     This Fund seeks a high current yield exempt from federal income tax, consistent with the preservation of capital. The Fund attempts to achieve its objective by investing primarily in a diversified portfolio of "intermediate-term" Municipal Securities. Normally, at least 65% of the Fund's assets will be invested in Municipal Securities with a maturity of ten years or less (including Municipal Securities with a longer maturity, but under which the holder is entitled to receive, upon demand at a stated time within ten years, the entire principal and accrued interest). In addition, the Fund's portfolio is expected to have a dollar-weighted average maturity of between three and ten years.

     It is a fundamental policy that normally at least 80% of the Fund's investments will produce income that is exempt from federal income tax, except during periods that the Adviser believes require a temporary defensive position for the protection of shareholders.

     The Fund will invest not less than 75% (taken at current value at time of purchase) of its Municipal Securities investments, in such proportions as the Adviser shall determine, in municipal bonds rated at the time of purchase within the three highest grades by Moody's (Aaa, Aa, and A) or by S&P (AAA, AA and A) (or in variable rate demand securities whose demand feature is rated VMIG 1, VMIG 2 or Prime-1 by Moody's or SP-1+, A-1+ or A-1 by S&P), or backed by the U.S. Government or by an agency or instrumentality of the U.S. Government or by U.S. Government Securities, or municipal notes that are rated at the time of purchase within the three highest ratings for such securities by Moody's (MIG 1, MIG 2, and MIG 3), within the two highest ratings for such securities by S&P (SP-1+ and SP-1), or, if unrated, of comparable quality, as determined by the Adviser. The Fund may also invest up to 25% of its assets in other Municipal Securities without any minimum credit quality requirement, including Municipal Securities for which a limited market may exist. These investments (which are medium- or lower-quality debt securities) normally involve greater risk of loss of principal or income and higher yield.

MANAGED MUNICIPALS

     This Fund's investment objective is to provide its shareholders a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. The Fund attempts to achieve this objective by investing in a diversified portfolio of Municipal Securities, the interest from which is exempt from federal income tax.

     It is a fundamental policy that the Fund's assets will be invested so that at least 80% of its income will be exempt from federal income tax, except for temporary periods during which, in the opinion of the Adviser, normal market conditions are not expected to prevail, including, without limitation, circumstances that, in the opinion of the Adviser, require an unusual defensive position for protection of the Fund's shareholders. For purposes of this policy the Fund does not regard realized capital gains as income.

     The Fund will invest not less than 75% (taken at current value at time of purchase) of its Municipal Securities investments, in such proportions as the Adviser shall determine, in municipal bonds rated at the time of purchase within the three highest ratings for such securities by Moody's (Aaa, Aa, and A) or by S&P (AAA, AA, and A) (or in variable rate demand securities whose demand feature is rated VMIG 1, VMIG 2 or Prime-1 by Moody's or SP-1+, A-1+ or A-1 by S&P), or backed by the U.S. Government, by an agency or instrumentality of the U.S. Government or by U.S. Government Securities, or municipal notes that are rated at the time of purchase within the three highest ratings for municipal notes by Moody's (MIG 1, MIG 2, and MIG 3) or within the two highest ratings for municipal notes by S&P (SP-1+ and SP-1). The Fund may also invest up to 25% of its assets in other Municipal Securities without any minimum credit quality requirement, including Municipal Securities for which a limited market may exist. These investments (which are medium- or lower-quality debt securities) normally involve greater risk of loss of principal or income and higher yield.

     The Fund invests primarily in long-term Municipal Securities
(generally maturing in more than ten years) but may also invest in both short-term and medium-term securities from time to time as a defensive move.

HIGH-YIELD MUNICIPALS

     This Fund seeks a high current yield exempt from federal income tax. The Fund attempts to achieve this objective by investing primarily in a diversified portfolio of long-term medium- or lower-quality Municipal Securities (generally maturing in more than ten years) bearing a high rate of interest income; possible capital appreciation is of secondary importance. Of course, there is no guarantee that the payments of interest and principal on securities held by the Fund will be made when due.

     It is a fundamental policy that normally the Fund's assets will be invested so that at least 80% of the gross income will be derived from securities the interest on which is exempt from federal income tax in the opinion of counsel for the issuers of such securities, except during periods in which the Adviser believes a temporary defensive position is advisable.

     Although the Fund invests primarily in medium- and lower-quality Municipal Securities, it may invest in Municipal
Securities of higher quality when the Adviser believes it is appropriate to do so.

             PORTFOLIO INVESTMENTS AND STRATEGIES

     In addition to the policies described above, the following investment policies and techniques have been adopted by each Fund as indicated. For purposes of discussion under Portfolio Investments and Strategies, Investment Restrictions, and Investment Risks, the term "the Fund" refers to Municipal Money Fund, Municipal Money Portfolio, Intermediate Municipals, Managed Municipals, and High-Yield Municipals.

TAXABLE SECURITIES


     Assets of each Fund that are not invested in Municipal Securities may be held in cash or invested in short-term taxable investments /3/ such as: (1) U.S. Government bills, notes and bonds; (2) obligations of agencies and instrumentalities of the U.S. Government (including obligations not backed by the full faith and credit of the U.S. Government); (3) in the case of Intermediate Municipals and High-Yield Municipals, other money market instruments, and in the case of Municipal Money Fund, Municipal Money Portfolio, and Managed Municipals, other money market instruments such as certificates of deposit and bankers' acceptances of domestic banks having total assets in excess of $1 billion, and corporate commercial paper rated Prime-1 by Moody's or A-1 by S&P at the time of purchase, or, if unrated, issued or guaranteed by an issuer with outstanding debt rated Aa or better by Moody's or AA or better by S&P; and (4) repurchase agreements (defined in the Glossary) with banks and, for all Funds except Managed Municipals, securities dealers. Municipal Money Fund and Municipal Money Portfolio limit repurchase agreements to those that are short-term, subject to item (g) under Investment Restrictions (although the underlying securities may not be short-term). Managed Municipals limits repurchase agreements to those in which the underlying collateral consists of securities that the Fund may purchase directly.

---------
/3/ In the case of Municipal Money Fund, Municipal Money
Portfolio, and Managed Municipals, the policies described in this paragraph are fundamental.
--------

AMT SECURITIES

     Although the Funds currently limit their investments in Municipal Securities to those the interest on which is exempt from the regular federal income tax, each Fund may invest 100% of its total assets in Municipal Securities the interest on which is subject to the federal alternative minimum tax ("AMT").

STANDBY COMMITMENTS

     Each Fund may obtain standby commitments when it purchases Municipal Securities. A standby commitment gives the holder the right to sell the underlying security to the seller at an agreed-upon price on certain dates or within a specified period. A Fund will acquire standby commitments solely to facilitate portfolio liquidity and not with a view to exercising them at a time when the exercise price may exceed the current value of the underlying securities. If the exercise price of a standby commitment held by a Fund should exceed the current value of the underlying securities, a Fund may refrain from exercising the standby commitment in order to avoid causing the issuer of the standby commitment to sustain a loss and thereby jeopardizing the Fund's business relationship with the issuer. A Fund will enter into standby commitments only with banks and securities dealers that, in the opinion of the Adviser, present minimal credit risks. However, if a securities dealer or bank is unable to meet its obligation to repurchase the security when a Fund exercises a standby commitment, the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. Standby commitments will be valued at zero in determining each Fund's net asset value. Municipal Trust has received an opinion of Bell, Boyd & Lloyd, counsel to the Trust, that interest earned by the Funds on Municipal Securities will continue to be exempt from the regular federal income tax regardless of the fact that the Fund holds standby commitments with respect to such Municipal Securities.

PARTICIPATION INTERESTS

     Each Fund may purchase participation interests or certificates of participation in all or part of specific holdings of Municipal Securities, but does not intend to do so unless the tax-exempt status of those participation interests or certificates of participation is confirmed to the satisfaction of the Board of Trustees, which may include consideration of an opinion of counsel as to the tax-exempt status. Each participation interest would meet the prescribed quality standards of the Fund or be backed by an irrevocable letter of credit or guarantee of a bank that meets the prescribed quality standards of the Fund. (See Investment Policies.) Some participation interests are illiquid securities.

     Each Fund may also purchase participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are secured by leased property, disposition of the property in the event of foreclosure might prove difficult. Each Fund will seek to minimize these risks by investing primarily in those "non-appropriation" lease obligations where (1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality,
(2) the lease obligor has maintained good market acceptability in the past, (3) the investment is of a size that will be attractive to institutional investors, and (4) the underlying leased equipment has elements of portability and/or use that enhance its marketability in the event foreclosure on the underlying equipment were ever required.

     The Board of Trustees has delegated to the Adviser the responsibility to determine the credit quality of participation interests. The determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors may include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer.

     Tender option bonds are not included in the calculation of the 5% total net asset limitation for participation interests.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

     Each Fund may purchase securities on a when-issued or delayed-delivery basis, as described in the Prospectus. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons. Securities purchased in this manner involve a risk of loss if the value of the security purchased declines before settlement date.

     At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets (cash, U.S. Government or other "high grade" debt obligations) of the Fund having a value of at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation.

SHORT SALES

     Each Fund may sell securities short against the box; that is, enter into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns at no additional cost. A Fund may make short sales of securities only if at all times when a short position is open the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short, at no additional cost.

     In a short sale against the box, a Fund does not deliver from
its portfolio the securities sold.   Instead, the Fund borrows the
securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. The Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with the Fund's custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities at no additional cost. A Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold. A Fund may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

     Short sales may protect a Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

     Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss and if the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale. Certain provisions of the Internal Revenue Code may limit the degree to which a Fund is able to enter into short sales. There is no limitation on the amount of each Fund's assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales. No Fund currently expects that more than 5% of its total assets would be involved in short sales against the box.


REPURCHASE AGREEMENTS

     Each Fund may invest in repurchase agreements, provided that it will not invest more than 15% of net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. A repurchase agreement is a sale of securities to a Fund in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, a Fund could experience both losses and delays in liquidating its collateral.


BORROWINGS; REVERSE REPURCHASE AGREEMENTS

     Subject to restriction (iv) under Investment Restrictions, each Fund may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities.

     Each Fund may also enter into reverse repurchase agreements (defined in the Glossary) with banks and securities dealers. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. The Funds did not enter into reverse repurchase agreements during the last year and have no present intention to do so.

     A Fund's reverse repurchase agreements and any other borrowings may not exceed 33 1/3% of its total assets, and the Fund may not purchase additional securities when its borrowings, less proceeds receivable from the sale of portfolio securities, exceed 5% of its total assets.

RATED SECURITIES

     The rated securities described under Investment Policies above for each Fund except for Municipal Money Fund and Municipal
Money Portfolio include obligations given a rating conditionally by Moody's or provisionally by S&P.

     Except with respect to Municipal Securities with a demand feature (see the definition of "short-term" in the Glossary) acquired by Municipal Money Fund or Municipal Money Portfolio, the fact that the rating of a Municipal Security held by a Fund may be lost or reduced below the minimum level applicable to its original purchase by a Fund does not require that obligation to be sold, but the Adviser will consider such fact in determining whether that Fund should continue to hold the obligation. In the case of Municipal Securities with a demand feature acquired by Municipal Money Fund or Municipal Money Portfolio, if the quality of such a security falls below the minimum level applicable at the time of acquisition, the Fund must dispose of the security within a reasonable period of time either by exercising the demand feature or by selling the security in the secondary market, unless the Board of Trustees determines that it is in the best interests of the Fund and its shareholders to retain the security.

     To the extent that the ratings accorded by Moody's or S&P for Municipal Securities may change as a result of changes in such organizations, or changes in their rating systems, each Fund will attempt to use comparable ratings as standards for its investments in Municipal Securities in accordance with its investment policies. The Board of Trustees is required to review such ratings with respect to Municipal Money Fund and Municipal Money Portfolio.

ZERO COUPON BONDS

     Each of Intermediate Municipals, Managed Municipals, and High-Yield Municipals may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, because a Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

TENDER OPTION BONDS

     Each Fund may purchase tender option bonds. A tender option bond is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Adviser will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Securities and for other reasons. Municipal Money Fund and Municipal Money Portfolio may invest up to 10% of net assets in tender option bonds.


INTERFUND BORROWING AND LENDING PROGRAM

     Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds have received permission to lend money to, and borrow money from, other mutual funds advised by the Adviser. A Fund will borrow through the program when borrowing is necessary and appropriate and the costs are equal to or lower than the costs of bank loans.


PORTFOLIO TURNOVER

     Although the Funds do not purchase securities with a view toward rapid turnover, there are no limitations on the length of time that portfolio securities must be held. As a result, the turnover rate may vary from year to year. Recent higher levels of portfolio turnover for Intermediate Municipals and for High-Yield Municipals were due, in part, to recognition of capital gains from favorable investments and from the Adviser's refining of techniques for reacting to changes in the markets to shift exposures to certain sectors. A high rate of portfolio turnover in a Fund, if it should occur, may result in the realization of capital gains or losses, and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

     For further information on the portfolio turnover rate of each Fund, see Financial Highlights and Risks and Investment
Considerations in the Prospectus and Additional Tax Considerations herein.

OPTIONS

     Each of Intermediate Municipals, Managed Municipals, and High-Yield Municipals is permitted to purchase and to write both call options and put options on debt or other securities or indexes in standardized contracts traded on U.S. securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ, and agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

     Currently there are no publicly-traded options on individual tax-exempt securities. However, it is anticipated that such instruments may become available in the future.

     An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of an index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of the option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities or certain economic indicators.)

     A Fund is permitted to write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

     If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

     A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

     A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     Risks Associated with Options. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities markets and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     Each of Intermediate Municipals, Managed Municipals, and High-Yield Municipals may enter into interest rate futures contracts and index futures contracts. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index (such as The Bond Buyer Municipal Bond Index) /4/ at a specified price and time. A public market exists in futures contracts covering a number of indexes as well as the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that other futures contracts will be developed and traded. A Fund will engage in transactions involving new futures contracts (or options thereon) if, in the opinion of the Board of Trustees, they are appropriate instruments for the Fund.

     Each Fund may purchase and write call options and put options on futures contracts (futures options). Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or a short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates which might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce that Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     The success of any futures technique depends on the Adviser correctly predicting changes in the level and direction of interest rates and other factors. Should those predictions be incorrect, a Fund's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, the Adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.
-------------
/4/ A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made. The Bond Buyer Municipal Bond Index is based on The Bond Buyer index of 40 actively-traded long-term general obligation and revenue bonds carrying at least an A rating by Moody's or S&P.
-------------

     Each Fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. exchange, board of trade or similar entity, or quoted on an automated quotation system.

     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous trading day. In computing daily net asset value, each Fund will mark to market its open futures positions.

     A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales, as the case may be, of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     Risks Associated with Futures. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and debt securities, including technical influences in futures and futures options trading and differences between the financial instruments and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

LIMITATIONS ON OPTIONS AND FUTURES

     If options, futures contracts, or futures options of types other than those described herein or in the prospectus are traded in the future, each of Intermediate Municipals, Managed Municipals, and High-Yield Municipals may also use those investment vehicles, provided the Board of Trustees determines that their use is consistent with the Fund's investment objective.

     A Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money" (as defined in the Glossary), would exceed 5% of the Fund's total assets.

     When purchasing a futures contract or writing a put on a futures contract, a Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contracts. When writing a call option on a futures contract, a Fund similarly will maintain cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

     A Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent a Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

     In order to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," each Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of a Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into [in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the Commission Regulations) may be excluded in computing such 5%].



TAXATION OF OPTIONS AND FUTURES

     If a Fund exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by a Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

     If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by a Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

     Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Fund was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

     A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities. For federal income tax purposes, a Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on options, futures and futures options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a Fund: (1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

     In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies or other income (including but not limited to gains from options, futures, or forward contracts). In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer the closing out of certain positions beyond the time when it would otherwise be advantageous to do so.

     Each Fund distributes to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised of the nature of the payments.

                   INVESTMENT RESTRICTIONS

     Each Fund operates under the following investment restrictions. Restrictions that are fundamental policies, as indicated below, may not be changed without the approval of a "majority of the outstanding voting securities" (as defined in the Glossary). For purposes of discussion under Investment Restrictions, the term "the Fund" also refers to Municipal Money Portfolio. A Fund may not:

     (i) invest in a security if, with respect to 75% of the
Fund's assets, as a result of such investment, more than 5% of its total assets (taken at market value at the time of investment)
would be invested in the securities of any one issuer (for this purpose, the issuer(s) of a security being deemed to be only the entity or entities whose assets or revenues are subject to the principal and interest obligations of the security), other than obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities or repurchase agreements for such securities, and [all Funds except Municipal Money Portfolio] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the
Fund [however, in the case of a guarantor of securities (including an issuer of a letter of credit), the value of the guarantee (or letter of credit) may be excluded from this computation if the aggregate value of securities owned by the Fund and guaranteed by such guarantor (plus any other investments of the Fund in
securities issued by the guarantor) does not exceed 10% of the
Fund's total assets];/5/ /6/
-----------
/5/ In the case of a security that is insured as to payment of principal and interest, the related insurance policy is not deemed a security, nor is it subject to this investment restriction.
/6/ Notwithstanding the foregoing, and in accordance with Rule 2a-
7 of the Investment Company Act of 1940 (the "Rule"), Municipal
Money Fund and Municipal Money Portfolio will not, immediately after the acquisition of any security (other than a Government
Security or certain other securities as permitted under the Rule), invest more than 5% of its total assets in the securities of any one issuer; provided, however, that each may invest up to 25% of its total assets in First Tier Securities (as that term is defined in the Rule) of a single issuer for a period of up to three
business days after the purchase thereof.
-----------

     (ii) purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities (this restriction does not apply to securities purchased on a when-issued or delayed-delivery basis or to reverse repurchase agreements), [Intermediate Municipals, Managed Municipals, and High-Yield Municipals only] but the Fund may make margin deposits in connection with futures and options transactions;


     (iii) make loans, although it may (a) participate in an interfund lending program with other Stein Roe Funds and Portfolios provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets;
(b) purchase money market instruments and enter into repurchase agreements; and (c) acquire publicly-distributed or privately-placed debt securities;

     (iv) borrow except that it may (a) borrow for non-leveraging, temporary or emergency purposes and (b) engage in reverse repurchase agreements and make other borrowings, provided that the combination of (a) and (b) shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law; it may borrow from banks, other Stein Roe Funds and Portfolios, and other persons to the extent permitted by applicable law;


     (v) mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except (a) as may be necessary in connection with borrowings mentioned in (iv) above, and [Intermediate Municipals, Managed Municipals, and High-Yield Municipals only] (b) it may enter into futures and options transactions;

     (vi) invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of non-governmental issuers whose principal business activities are in the same industry, [all Funds except Municipal Money Portfolio] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (vii) purchase portfolio securities for the Fund from, or sell portfolio securities to, any of the officers, directors, or trustees of the Trust or of its investment adviser;

     (viii) purchase or sell commodities or commodities contracts or oil, gas, or mineral programs, [Intermediate Municipals, Managed Municipals, and High-Yield Municipals only] except that the Fund may enter into futures and options transactions;

     (ix) [Municipal Money Fund only] purchase any securities other than those described under Investment Policies--Municipal Money Fund, and under Portfolio Investments and Strategies; [Managed Municipals only] purchase any securities other than those described under Investment Policies--Managed Municipals and under Portfolio Investments and Strategies; or

     (x) issue any senior security except to the extent permitted under the Investment Company Act of 1940.

     The above restrictions (other than material within brackets) are fundamental policies of the Funds. The Funds have also adopted the following restrictions that may be required by various laws and administrative positions. These restrictions are not fundamental. None of the following restrictions shall prevent a Fund from investing all or substantially all of its assets in another investment company having the same investment objective and substantially similar investment policies as the Fund. A Fund may not:

     (a) own more than 10% of the outstanding voting securities of an issuer;

     (b) invest in companies for the purpose of exercising control or management;

     (c) make investments in the securities of other investment companies, except in connection with a merger, consolidation, or reorganization;

     (d) purchase or sell real estate (other than Municipal
Securities or money market securities secured by real estate or interests therein or such securities issued by companies which invest in real estate or interests therein);


     (e) act as an underwriter of securities, except that it may participate as part of a group in bidding, or bid alone, for the purchase of Municipal Securities directly from an issuer for the Fund's own portfolio;

     (f) sell securities short unless (1) it owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (2) the securities sold are "when issued" or "when distributed" securities which it expects to receive in a recapitalization, reorganization, or other exchange for securities it contemporaneously owns or has the right to obtain and provided that it may purchase standby commitments and securities subject to a demand feature entitling the Fund to require sellers of securities to the Fund to repurchase them upon demand by the Fund [Intermediate Municipals, Managed Municipals, and High-Yield Municipals only] and that transactions in options, futures, and options on futures are not treated as short sales;

     (g) [Municipal Money Fund, Municipal Money Portfolio, Intermediate Municipals, and Managed Municipals only] invest more than 10% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days; [High-Yield Municipals only] invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days.


     In addition, as long as a Fund continues to sell its shares in certain states, it may not: (i) purchase shares of other open-end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; or (ii) invest more than 5% of its net assets (valued at time of investment) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchange. Further, as long as a Fund (except Municipal Money Fund and Municipal Money Portfolio) continues to sell its shares in certain states, it may not: (1) write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange, or similar entity; (2) buy or sell an option on a security, a futures contract or an option on a futures contract unless the option, the futures contract or the option on the futures contract is offered through the facilities of a national securities association or listed on a national exchange or similar entity; or (3) purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions.

             ADDITIONAL INVESTMENT CONSIDERATIONS

     Medium-quality Municipal Securities are obligations of municipal issuers that, in the opinion of the Adviser, possess adequate, but not outstanding, capacities to service the obligations. Lower-quality Municipal Securities are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy, and are commonly referred to as "junk bonds." The characteristics attributed to medium- and lower-quality obligations by the Adviser are much the same as those attributed to medium- and lower-quality obligations by rating services (see the Appendix). Because many issuers of medium- and lower-quality Municipal Securities choose not to have their obligations rated by a rating agency, many of the obligations in the Fund's portfolio may be unrated.

     Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

     Medium- and lower-quality debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling its portfolio securities.

     The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

     Lawsuits challenging the validity under state constitutions of present systems of financing public education have been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school financing in some states. In other instances there have been lawsuits challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon. In addition, from time to time proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on Municipal Securities, and similar proposals may be introduced in the future. Some of the past proposals would have applied to interest on Municipal Securities issued before the date of enactment, which would have adversely affected their value to a material degree. If such proposals are enacted, the availability of Municipal Securities for investment by the Funds and the value of the Funds' portfolios would be affected and, in such an event, the Funds would reevaluate their investment objectives and policies.

     Because the Funds may invest in industrial development bonds, the Funds' shares may not be an appropriate investment for "substantial users" of facilities financed by industrial development bonds or for "related persons of substantial users."

     In addition, the Funds invest in Municipal Securities issued after the effective date of the Tax Reform Act of 1986 (the "1986 Act"), which may be subject to retroactive taxation if they fail to continue to comply after issuance with certain requirements imposed by the 1986 Act.

     Although the banks and securities dealers from which a Fund may acquire repurchase agreements and standby commitments, and the entities from which a Fund may purchase participation interests in Municipal Securities, will be those that the Funds' Adviser believes to be financially sound, there can be no assurance that they will be able to honor their obligations to the Fund.

                   *    *    *    *    *

     The Adviser seeks to provide superior long-term investment results through a disciplined, research-intensive approach to investment selection and prudent risk management. I n working to build wealth for generations, it has been guided by three primary objectives which it believes are the foundation of a successful investment program. These objectives are preservation of capital, limited volatility through managed risk, and consistent above-average returns, as appropriate for the particular client or managed account.

     Because every investor's needs are different, Stein Roe mutual funds are designed to accommodate different investment objectives, risk tolerance levels, and time horizons. In selecting a mutual fund, investors should ask the following questions:

What are my investment goals?
It is important to a choose a fund that has investment objectives compatible with your investment goals.

What is my investment time frame?
If you have a short investment time frame (e.g., less than three years), a mutual fund that seeks to provide a stable share price, such as a money market fund, or one that seeks capital preservation as one of its objectives may be appropriate. If you have a longer investment time frame, you may seek to maximize your investment returns by investing in a mutual fund that offers greater yield or appreciation potential in exchange for greater investment risk.

What is my tolerance for risk?
All investments, including those in mutual funds, have risks which will vary depending on investment objective and security type.
However, mutual funds seek to reduce risk through professional investment management and portfolio diversification.

     In general, equity mutual funds emphasize long-term capital appreciation and tend to have more volatile net asset values than bond or money market mutual funds. Although there is no guarantee that they will be able to maintain a stable net asset value of $1.00 per share, money market funds emphasize safety of principal and liquidity, but tend to offer lower income potential than bond funds. Bond funds tend to offer higher income potential than money market funds but tend to have greater risk of principal and yield volatility.


     In addition, the Adviser believes that investment in a high yield fund provides an opportunity to diversify an investment portfolio because the economic factors that affect the performance of high-yield, high-risk debt securities differ from those that affect the performance of high-quality debt securities or equity securities.


                 PURCHASES AND REDEMPTIONS

     Purchases and redemptions are discussed in the Prospectus under the headings How to Purchase Shares, How to Redeem Shares, Net Asset Value, and Shareholder Services, and that information is incorporated herein by reference. The Prospectus discloses that you may purchase (or redeem) shares through investment dealers, banks, or other institutions. It is the responsibility of any such institution to establish procedures insuring the prompt transmission to Municipal Trust of any such purchase order. The state of Texas has asked that mutual funds disclose in their Statement of Additional Information, as a reminder to any such bank or institution, that it must be registered as a dealer in Texas.

     Each Fund's net asset value is determined on days on which the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, net asset value of a Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Chicago time.

     Municipal Trust intends to pay all redemptions in cash and is obligated to redeem shares of a Fund solely in cash up to the lesser of $250,000 or one percent of the net assets of that Fund during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of securities. If redemptions were made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.

     Although Municipal Money Fund does not currently charge a fee to its shareholders for the use of the special Check-Writing Redemption Privilege offered by that Fund, described under How to Redeem Shares in the Prospectus, the Fund pays for the cost of printing and mailing checks to its shareholders and pays charges of the custodian for payment of each check. Municipal Trust reserves the right to establish a direct charge to shareholders for use of the Privilege and both the Trust and the custodian reserve the right to terminate this service.

     Municipal Trust reserves the right to suspend or postpone redemptions of shares of any Fund during any period when: (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or the NYSE is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of such Fund not reasonably practicable.

     Due to the relatively high cost of maintaining smaller accounts, Municipal Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time the shares in the account do not have a value of at least $1,000. An investor will be notified that the value of his account is less than that minimum and allowed at least 30 days to bring the value of the account up to at least $1,000 before the redemption is processed. The Agreement and Declaration of Trust also authorizes Municipal Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees.


                        MANAGEMENT

     The following table sets forth certain information with respect to the trustees and officers of Municipal Trust:

                               POSITION(S) HELD
NAME                     AGE    WITH THE TRUST         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------  --- ----------------------    ----------------------------------------------------

Gary A. Anetsberger (4)  41  Senior Vice-President     Chief Financial Officer of the Mutual Funds
                                                       division of  Stein Roe & Farnham Incorporated
                                                       (the "Adviser"); senior vice president of the
                                                       Adviser since April, 1996; vice president of
                                                       the Adviser prior thereto

Timothy K. Armour (1)(2) 48  President; Trustee        President of the Mutual Funds division of the
   (4)                                                 Adviser and director of the Adviser since June,
                                                       1992; senior vice president and director of
                                                       marketing of Citibank Illinois prior thereto

Jilaine Hummel Bauer (4) 41  Executive Vice-President; General counsel and secretary of the Adviser
                             Secretary                 since November 1995; senior vice president  of
                                                       the Adviser since April, 1992; vice president
                                                       of the Adviser prior thereto

Kenneth L. Block (3)(4)  76  Trustee                   Chairman Emeritus of A. T. Kearney, Inc.
                                                       (international management consultants)

William W. Boyd (3) (4)  70  Trustee                   Chairman and director of Sterling Plumbing
                                                       Group, Inc. (manufacturer of plumbing products)
                                                       since 1992; chairman, president, and chief
                                                       executive officer of Sterling Plumbing Group,
                                                       Inc. prior thereto

Thomas W. Butch (4)      40  ExecutiveVice-President   Senior vice president of the Adviser since
                                                       September, 1994; first vice president,
                                                       corporate communications, of Mellon Bank
                                                       Corporation prior thereto

Lindsay Cook (1)(4)      45  Trustee                   Senior vice president of Liberty Financial
                                                       Companies, Inc. (the indirect parent of the
                                                       Adviser)

Joanne T. Costopoulos    49  Vice-President            Senior portfolio manager of the Adviser; senior
                                                       vice president  of the Adviser since November,
                                                       1995; vice president of the Adviser from
                                                       January, 1994 to November, 1995; associate of
                                                       the Adviser prior thereto

Philip J. Crosley        50  Vice-President            Senior Vice President of the Adviser since
                                                       February, 1996; Vice President, Institutional
                                                       Sales - Advisor Sales, Invesco Funds Group prior
                                                       thereto

Douglas A. Hacker (3)(4) 41  Trustee                   Senior vice president and chief financial
                                                       officer, United Airlines, since July, 1994;
                                                       senior vice president--Finance, United
                                                       Airlines, February, 1993 to July, 1994; vice
                                                       president, American Airlines prior thereto

Janet Langford Kelly     39  Trustee                   Senior vice president, secretary
   (3)(4)                                              and general counsel, Sara Lee
                                                       Corporation (branded, packaged,
                                                       consumer-products manufacturer),
                                                       since 1995; partner, Sidley &
                                                       Austin (law firm), 1991 through 1994

Lynn C. Maddox           56  Vice-President            Senior vice president of the Adviser

Anne E. Marcel           39  Vice-President            Vice president of the Adviser since April,
                                                       1996; manager, Mutual Fund Sales & Services of
                                                       the Adviser since October, 1994; supervisor of
                                                       the Counselor Department of the Adviser from
                                                       October, 1992 to October, 1994; vice president
                                                       of Selected Financial Services prior thereto

M. Jane McCart           41  Vice-President            Senior vice president of the Adviser since
                                                       January, 1991; vice president of the Adviser
                                                       prior thereto

Francis W. Morley (2)(3) 76  Trustee                   Chairman of Employer Plan Administrators and
  (4)                                                  Consultants Co. (designer, administrator, and
                                                       communicator of employee benefit plans)

Charles R. Nelson (3)    54  Trustee                   Van Voorhis Professor of Political Economy of
  (4)                                                  the University of Washington

Nicolette D. Parrish (4) 47  Vice-President;           Senior compliance administrator and assistant
                             Assistant Secretary       secretary of the Adviser since November 1995;
                                                       senior legal assistant for the Adviser prior
                                                       thereto

Cynthia A. Prah (4)      34  Vice-President            Manager of Shareholder Transaction Processing
                                                       for the Adviser

Sharon R. Robertson (4)  35  Controller                Accounting manager for the Adviser's Mutual
                                                       Funds division

Janet B. Rysz (4)        41  Assistant Secretary       Senior compliance administrator and assistant
                                                       secretary of the Adviser

Thomas P. Sorbo          36  Vice-President            Senior vice president of the Adviser since
                                                       January, 1994; vice president of the Adviser
                                                       from September, 1992 to December, 1993;
                                                       associate of Travelers Insurance Company prior
                                                       thereto

Thomas C. Theobald(3)(4) 59  Trustee                   Managing director, William Blair Capital
                                                       Partners (private equity fund) since 1994;
                                                       chief executive officer and chairman of the
                                                       Board of Directors of Continental Bank
                                                       Corporation, 1987-1994

Heidi J. Walter (4)      29  Vice-President            Legal counsel for the Adviser since March, 1995;
                                                       associate with Beeler Schad & Diamond, PC (law firm),
                                                       prior thereto

Veronica M. Wallace      50  Vice-President            Portfolio manager for the Adviser since
                                                       September, 1995; trader in taxable short-term
                                                       instruments for the Adviser prior thereto

Stacy H. Winick (4)      32  Vice-President            Senior legal counsel for the Adviser
                                                       since Octob er, 1996; associate of
                                                       Bell, Boyd & Lloyd (law firm), June,
                                                       1993 to September, 1996; associate of
                                                       Debevoise & Plimpton (law firm) prior
                                                       thereto

Hans P. Ziegler (4)      56  Executive Vice-President  Chief executive officer of the Adviser since
                                                       May, 1994; president of the Investment Counsel
                                                       division of the Adviser from July, 1993 to
                                                       July, 1994; president and chief executive
                                                       officer, Pitcairn Financial Management Group
                                                       prior thereto

Margaret O. Zwick (4)    30  Treasurer                 Compliance manager for the Adviser's Mutual
                                                       Funds division since August 1995; compliance
                                                       accountant, January 1995 to July 1995; section
                                                       manager, January 1994 to January 1995;
                                                       supervisor prior thereto

____________________________
(1) Trustee who is an "interested person" of the Trust and of the Adviser, as defined in the Investment Company Act of 1940.
(2) Member of the Executive Committee of the Board of Trustees, which is authorized to exercise all powers of the Board with certain statutory exceptions.
(3) Member of the Audit Committee of the Board, which makes recommendations to the Board regarding the selection of auditors and confers with the auditors regarding the scope and results of the audit.
(4) This person also holds the corresponding officer or trustee position with SR&F Base Trust.


     Certain of the trustees and officers of Municipal Trust and of Base Trust are trustees or officers of other investment companies managed by the Adviser. Mr. Armour, Ms. Bauer, Mr. Cook and Ms. Walter are also vice presidents of the Funds' distributor, Liberty Securities Corporation. The address of Mr. Block is 11 Woodley
Road, Winnetka, Illinois 60093; that of Mr. Boyd is 2900 Golf
Road, Rolling Meadows, Illinois 60008; that of Mr. Cook is 600
Atlantic Avenue, Boston, MA 02210; that of Mr. Hacker is P.O. Box
66100, Chicago, IL 60666; that of Ms. Kelly is Three First National
Plaza, Chicago, IL 60602; that of Mr. Morley is 20 North Wacker
Drive, Suite 2275, Chicago, Illinois 60606; that of Mr. Nelson is
Department of Economics, University of Washington, Seattle,
Washington 98195; that of Mr. Theobald is Suite 3300, 222 West
Adams Street, Chicago, IL 60606; and that of the officers is One South Wacker Drive, Chicago, Illinois 60606.


     Officers and trustees affiliated with the Adviser serve without any compensation from Municipal Trust. In compensation for their services to Municipal Trust, trustees who are not "interested persons" of Municipal Trust or the Adviser are paid an annual retainer of $8,000 (divided equally among the Funds of Municipal Trust) plus an attendance fee from each Fund for each meeting of the Board or standing committee thereof attended at which business for that Fund is conducted. The attendance fees (other than for a Nominating Committee or Compensation Committee meeting) are based on each Fund's net assets as of the preceding December 31. For a Fund with net assets of less than $50 million, the fee is $50 per meeting; with $51 to $250 million, the fee is $200 per meeting; with $251 million to $500 million, $350; with $501 million to $750 million, $500; with $751 million to $1 billion, $650; and with over $1 billion in net assets, $800. For a Fund participating in the master fund/feeder fund structure, the trustees' attendance fee is paid solely by the master portfolio. Each non-interested trustee also receives $500 from the Trust for attending each meeting of the Nominating Committee and Compensation Committee. Municipal Trust has no retirement or pension plan. The following table sets forth compensation paid by Municipal Trust during the fiscal year ended June 30, 1996 to each of the trustees:


                   Aggregate Compensation  Total Compensation from the
Name of Trustee    from Municipal Trust    Stein Roe Fund Complex*
---------------    ----------------------  -----------------------

Timothy K. Armour          -0-                     -0-
Lindsay Cook               -0-                     -0-
Douglas A. Hacker          -0-                     -0-
Janet Langford Kelly       -0-                     -0-
Thomas C. Theobald         -0-                     -0-
Kenneth L. Block         $21,250                 $82,417
William W. Boyd           22,720                  86,317
Francis W. Morley         21,250                  82,017
Charles R. Nelson         22,750                  86,317
Gordon R. Worley          21,250                  82,817
_______________
 * During this period, the Stein Roe Fund Complex consisted of the six series of Stein Roe Income Trust, four series of Municipal
Trust, eight series of Stein Roe Investment Trust, and one series of Base Trust. Messrs. Hacker and Theobald were elected trustees on June 18, 1996, and, therefore, did not receive any compensation for the year ended June 30, 1996. Mr. Worley retired from the Board on December 31, 1996 and Ms. Kelly became a trustee on January 1, 1997.



                        FINANCIAL STATEMENTS

     Please refer to the Funds' June 30, 1996 Financial Statements (balance sheets and schedules of investments as of June 30, 1996 and the statements of operations, changes in net assets, and notes thereto) and the report of independent auditors contained in the June 30, 1996 Annual Report of the Funds. The Financial Statements and the report of independent auditors (but no other material from the Annual Report) are incorporated herein by reference. The Annual Report may be obtained at no charge by telephoning 800-338-2550.


                        PRINCIPAL SHAREHOLDERS


     As of January 31, 1997, the only person known by Municipal Trust to own of record or "beneficially" 5% or more of the outstanding shares of any Fund within the definition of that term as contained in Rule 13d-3 under the Securities Exchange Act of 1934, was Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, which owned of record but not beneficially approximately 10.1% of the outstanding shares of Intermediate Municipals.

     The following table shows shares of the Funds as of January
31, 1997, held by the categories of persons indicated and in each case the approximate percentage of outstanding shares represented:

                     Clients of the Adviser
                     in their Client Accounts*  Trustees and Officers
                     -------------------------  ---------------------
                      Shares Held   Percent     Shares Held   Percent
                      -----------   -------     -----------   -------
Municipal Money Fund    29,481,223    25.39       339,190       **
Intermediate Municipals  6,742,565    38.72        58,738       **
Managed Municipals      17,767,180    26.59        58,453       **
High-Yield Municipals    7,290,094    28.48        23,102       **
_________________
*The Adviser may have discretionary authority over such shares and, accordingly, they could be deemed to be owned "beneficially" by the Adviser under Rule 13d-3. However, the Adviser disclaims actual beneficial ownership of such shares.
**Represents less than 1% of the outstanding shares.



                     INVESTMENT ADVISORY SERVICES

     Stein Roe & Farnham Incorporated (the "Adviser") serves as investment adviser to Intermediate Municipals, Managed Municipals, High-Yield Municipals, and Municipal Money Portfolio. Prior to September 28, 1995, the Adviser also served as investment adviser to Municipal Money Fund. On that date, Municipal Money Fund began investing in Municipal Money Portfolio and the Adviser no longer
provides investment advisory services directly to that Fund.   The
Adviser is a wholly owned subsidiary of SteinRoe Services Inc. ("SSI"), the Funds' transfer agent, which is a wholly owned subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which is a majority owned subsidiary of LFC Holdings, Inc., which is a wholly owned subsidiary of Liberty Mutual Equity Corporation, which is a wholly owned subsidiary of Liberty Mutual Insurance Company. Liberty Mutual Insurance Company is a mutual insurance company, principally in the property/casualty insurance field, organized under the laws of Massachusetts in 1912.


     The directors of the Adviser are Kenneth R. Leibler, Harold
W. Cogger, C. Allen Merritt, Jr., Timothy K. Armour, and Hans P. Ziegler. Mr. Leibler is President and Chief Executive Officer of Liberty Financial; Mr. Cogger is Executive Vice President of Liberty Financial; Mr. Merritt is Senior Vice President and Treasurer of Liberty Financial; Mr. Armour is President of the Adviser's Mutual Funds division; and Mr. Ziegler is Chief Executive Officer of the Adviser. The business address of Messrs. Leibler, Cogger, and Merritt is Federal Reserve Plaza, Boston, Massachusetts 02210; and that of Messrs. Armour, and Ziegler is One South Wacker Drive, Chicago, Illinois 60606.

     The Adviser and its predecessor have been providing investment advisory services since 1932. The Adviser acts as investment adviser to wealthy individuals, trustees, pension and profit sharing plans, charitable organizations, and other institutional investors. As of December 31, 1996, the Adviser managed over $26.7 billion in assets: over $8 billion in equities and over $18.7 billion in fixed income securities (including $1.6 billion in municipal securities). The $26.7 billion in managed assets included over $7.5 billion held by open-end mutual funds managed by the Adviser (approximately 16% of the mutual fund assets were held by clients of the Adviser). These mutual funds were owned by over 227,000 shareholders. The $7.5 billion in mutual fund assets included over $743 million in over 47,000 IRA accounts. In managing those assets, the Adviser utilizes a proprietary computer-based information system that maintains and regularly updates information for approximately 6,500 companies. The Adviser also monitors over 1,400 issues via a proprietary credit analysis system. At December 31, 1996, the Adviser employed 19 research analysts and 55 account managers. The average investment-related experience of these individuals was 22 years.


     Stein Roe Counselor [SERVICE MARK] and Stein Roe Personal Counselor [SERVICE MARK] are professional investment advisory services offered by the Adviser to Fund shareholders. Each is designed to help shareholders construct Fund investment portfolios to suit their individual needs. Based on information shareholders provide about their financial goals and objectives in response to a questionnaire, the Adviser's investment professionals create customized portfolio recommendations. Shareholders participating in Stein Roe Counselor [SERVICE MARK] are free to self direct their investments while considering the Adviser's recommendations; shareholders participating in
Stein Roe Personal Counselor [SERVICE MARK] enjoy the added benefit of having the Adviser implement portfolio recommendations automatically for a fee of 1% or less, depending on the size of their portfolios. In addition to reviewing shareholders' goals and objectives periodically and updating portfolio recommendations to reflect any changes, the Adviser provides shareholders participating in these programs with a dedicated Counselor [SERVICE MARK] representative. Other distinctive services include specially designed account statements with portfolio performance and transaction data, newsletters, and regular investment, economic, and market updates. A $50,000 minimum investment is required to participate in either program.

     Please refer to the description of the Adviser, each Fund's administrative agreement, the management agreements, fees, expense limitations, and transfer agency services under Management of the Funds and Fee Table in the Prospectus, which is incorporated herein by reference. The advisory agreements relating to Intermediate Municipals, Managed Municipals, and High-Yield Municipals were replaced with administrative and management agreements on July 1, 1996. The table below shows gross advisory fees paid by the Funds and any expense reimbursements by the Adviser to them. The fees and expense reimbursements of the Funds and Municipal Money Portfolio are described in the Prospectus.

                                       YEAR      YEAR       YEAR
                        TYPE OF        ENDED     ENDED      ENDED
    FUND                PAYMENT        6/30/96   6/30/96    6/30/94
-----------------  ----------------  ---------  ---------  ----------
Municipal Money    Advisory fee      $ 169,982  $ 786,956 $  998,500
   Fund            Reimbursement       194,035    120,433        -0-
                   Administrative fee  248,793         --         --
Municipal Money
  Portfolio        Management fee      289,880         --         --
Intermediate       Advisory fee      1,220,311  1,248,808  1,415,654
  Municipals       Reimbursement       227,352     36,038        -0-
Managed Municipals Advisory fee      3,261,714  3,392,060  3,936,931
High-Yield
  Municipals       Advisory fee      1,549,376  1,587,995  1,846,679

     The Adviser provides office space and executive and other personnel to the Funds and Municipal Money Portfolio and bears any sales or promotional expenses. Each Fund and Municipal Money Portfolio pays all expenses other than those paid by the Adviser, including but not limited to printing and postage charges and securities registration and custodian fees and expenses incidental to its organization.


     Each Fund's administrative agreement provides that the Adviser shall reimburse the Fund to the extent that total annual expenses of the Fund (including fees paid to the Adviser, but excluding taxes, interest, brokers' commissions and other normal charges incident to the purchase and sale of portfolio securities, and expenses of litigation to the extent permitted under applicable state law) exceed the applicable limits prescribed by any state in which the shares of such Fund are being offered for sale to the public; however, such reimbursement for any fiscal year will not exceed the amount of the fees paid by the Fund under that agreement for such year. In addition, in the interest of further limiting expenses, from time to time, the Funds' Adviser may voluntarily waive its management fee and/or absorb certain expenses for a Fund, as described in the Prospectus under Fee Table. Any such reimbursements will enhance the yield of such Fund.


     Each management agreement also provides that neither the Adviser nor any of its directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Trust or any shareholder of the Fund (or Municipal Money Portfolio) for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Adviser of its duties under the agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the Adviser's part in the performance of its duties or from reckless disregard by the Adviser of the Adviser's obligations and duties under that agreement.

     Any expenses that are attributable solely to the organization, operation, or business of a Fund (or Municipal Money Portfolio) shall be paid solely out of that Fund's (or Municipal Money Portfolio's) assets. Any expenses incurred by a Trust that are not solely attributable to a particular Fund (or Municipal Money Portfolio) are apportioned in such a manner as the Adviser determines is fair and appropriate, unless otherwise specified by the Board of Trustees.

BOOKKEEPING AND ACCOUNTING AGREEMENT

     Pursuant to a separate agreement with Municipal Trust, the Adviser receives a fee for performing certain bookkeeping and accounting services for the Funds. For these services, the Adviser receives an annual fee of $25,000 per Fund plus .0025 of 1% of average net assets over $50 million. During the fiscal years ended June 30, 1995 and 1996, the Adviser received aggregate fees of $74,069 and $147,330 from Municipal Trust for services performed under this agreement.


                             DISTRIBUTOR

     Shares of the Funds are distributed by Liberty Securities Corporation ("LSC") under a Distribution Agreement as described under Management of the Funds in the Prospectus, which is incorporated herein by reference. The Distribution Agreement continues in effect from year to year, provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of Municipal Trust, and (ii) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party. Municipal Trust has agreed to pay all expenses in connection with registration of its shares with the Securities and Exchange Commission and auditing and filing fees in connection with registration of its shares under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses.

     As agent, LSC offers shares of the Funds to investors in states where the shares are qualified for sale, at net asset value, without sales commissions or other sales load to the investor. No sales commission or "12b-1" payment is paid by any Fund. LSC offers the Funds' shares only on a best-efforts basis.

                          TRANSFER AGENT

     SSI performs certain transfer agency services for Municipal Trust, as described under Management of the Funds in the Prospectus. For performing these services, SSI receives payments from Municipal Money Fund of 0.150% of average daily net assets and payments from Intermediate Municipals, Managed Municipals, and High-Yield Municipals of 0.140% of average daily net assets. The Board of Trustees believes the charges by SSI are comparable to those of other companies performing similar services. (See Investment Advisory Services.) Under a separate agreement, SSI also provides certain investor accounting services to Municipal Money Portfolio.


                            CUSTODIAN

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for the Municipal Trust and Base Trust. It is responsible for holding all securities and cash of the Funds, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds, and performing other administrative duties, all as directed by authorized persons. The custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds. The Trusts have authorized the custodian to deposit certain portfolio securities in central depository systems as permitted under federal law. The Funds may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

                      INDEPENDENT AUDITORS

     The independent auditors for Municipal Trust and Municipal Money Portfolio are Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606. The independent auditors audit and report on the Funds' annual financial statements, review certain regulatory reports and the Funds' federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Trusts.


                    PORTFOLIO TRANSACTIONS

     For the purposes of discussion under Portfolio Transactions, the term "Fund" refers to Municipal Money Fund, Municipal Money
Portfolio, Intermediate Municipals, Managed Municipals, and High-
Yield Municipals.

     The Adviser places the orders for the purchase and sale of portfolio securities for each Fund and options and futures contracts entered into by Intermediate Municipals, Managed Municipals, and High-Yield Municipals. Portfolio securities are purchased both in underwritings and in the over-the-counter market. The following table shows any commissions paid by the Funds on futures transactions during the past three fiscal years. The Funds did not pay commissions on any other transactions.

                            High-Yield     Managed    Intermediate
                            Municipals   Municipals    Municipals
                            ----------   ----------   ------------
Total brokerage commissions
  paid during year ended
  6/30/96                         -0-          -0-            -0-
Number of futures contracts       -0-          -0-            -0-
Total brokerage commissions
  paid during year ended
  6/30/95                     $58,366      $58,366        $14,023
Total brokerage commissions
  paid during year ended
  6/30/94                    $110,292      $38,028            -0-

     Included in the price paid to an underwriter of a portfolio security is the spread between the price paid by the underwriter to the issuer and the price paid by the purchaser. Purchases and sales of portfolio securities in the over-the-counter market usually are transacted with a broker or dealer on a net basis, without any brokerage commission being paid by a Fund, but do reflect the spread between the bid and asked prices. The Adviser may also transact purchases of portfolio securities directly with the issuers.

     The Adviser's overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution. The best net price, giving effect to transaction charges and other costs, is normally an important factor in this decision, but a number of other judgmental factors may also enter into the decision. These include: the Adviser's knowledge of current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others which are considered; the Adviser's knowledge of the financial stability of the broker or dealer selected and such other brokers or dealers; and the Adviser's knowledge of actual or apparent operational problems of any broker or dealer.
Recognizing the value of these factors, a Fund may pay a price in excess of that which another broker or dealer may have charged for effecting the same transaction or receive a price lower than that which another broker-dealer may have paid. Evaluations of the reasonableness of the costs of portfolio transactions, based on the foregoing factors, are made on an ongoing basis by the Adviser's staff while effecting portfolio transactions and reports are made annually to the Board of Trustees.


     With respect to issues of securities involving brokerage commissions, when more than one broker or dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for a Fund, the Adviser often selects a broker or dealer that has furnished it with research products or services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends and similar data, and computer databases, quotation equipment and services, research-oriented computer software and services, and services of economic and other consultants. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers; however, the Adviser uses an internal allocation procedure to identify those brokers or dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients' accounts in the aggregate, including the Funds, to such brokers or dealers to ensure the continued receipt of research products or services the Adviser feels are useful. In certain instances, the Adviser receives from brokers and dealers products or services which are used both as investment research and for administrative, marketing, or other non-research purposes. In such instances, the Adviser makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by the Adviser (without prior agreement or understanding, as noted above) through brokerage commissions generated by transactions of clients (including the Funds), while the portion of the costs attributable to non-research usage of such products or services is paid by the Adviser in cash. No person acting on behalf of a Fund is authorized, in recognition of the value of research products or services, to pay a price in excess of that which another broker or dealer might have charged for effecting the same transaction.
The Adviser may also receive research in connection with selling concessions and designations in fixed price offerings in which the Funds participate. Research products or services furnished by brokers and dealers through whom a Fund effects transactions may be used in servicing any or all of the clients of the Adviser and not all such research products or services are used in connection with the management of such Fund.


     The Board of Trustees of each Trust has reviewed the legal aspects and the practicability of attempting to recapture underwriting discounts or selling concessions included in prices paid by the Funds for purchases of Municipal Securities in underwritten offerings. Each Fund attempts to recapture selling concessions on purchases during underwritten offerings; however, the Adviser will not be able to negotiate discounts from the fixed offering price for those issues for which there is a strong demand, and will not allow the failure to obtain a discount to prejudice its ability to purchase an issue. Each Board periodically reviews efforts to recapture concessions and whether it is in the best interests of the Funds to continue to attempt to recapture underwriting discounts or selling concessions.


              ADDITIONAL INCOME TAX CONSIDERATIONS

     Each Fund and Municipal Money Portfolio intend to comply with the special provisions of the Internal Revenue Code that relieve it of federal income tax to the extent of its net investment income and capital gains currently distributed to shareholders. Throughout this section, the term "Fund" also refers to Municipal Money Portfolio.

     Each Fund intends to distribute substantially all of its income, tax-exempt and taxable, including any net realized capital gains, and thereby be relieved of any Federal income tax liability to the extent of such distributions. Each Fund intends to retain for its shareholders the tax-exempt status with respect to tax-exempt income received by the Fund. The distributions will be designated as "exempt-interest dividends," taxable ordinary income, and capital gains. The Funds may also invest in Municipal Securities the interest on which is subject to the federal alternative minimum tax. The source of exempt-interest dividends on a state-by-state basis and the federal income tax status of all distributions will be reported to shareholders annually. Such report will allocate income dividends between tax-exempt, taxable income, and alternative minimum taxable income in approximately the same proportions as that Fund's total income during the year. Accordingly, income derived from each of these sources by a Fund may vary substantially in any particular distribution period from the allocation reported to shareholders annually. The proportion of such dividends that constitutes taxable income will depend on the relative amounts of assets invested in taxable securities, the yield relationships between taxable and tax-exempt securities, and the period of time for which such securities are held. Each Fund may, under certain circumstances, temporarily invest its assets so that less than 80% of gross income during such temporary period will be exempt from federal income taxes. (See Investment Policies above and How the Funds Invest in the Prospectus.)

     Because capital gain distributions reduce net asset value, if a shareholder purchases shares shortly before a record date he will, in effect, receive a return of a portion of his investment in such distribution. The distribution would nonetheless be taxable to him, even if the net asset value of shares were reduced below his cost. However, for federal income tax purposes the shareholder's original cost would continue as his tax basis.

     Because the taxable portion of each Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as "exempt-interest dividends," will qualify under the Internal Revenue Code for the dividends received deduction available to corporations.

     Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of a Fund is not deductible for federal income tax purposes. Under rules applied by the Internal Revenue Service to determine whether borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may, depending upon the circumstances, be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

     If you redeem at a loss shares of a Fund held for six months or less, that loss will not be recognized for federal income tax purposes to the extent of exempt-interest dividends you have received with respect to those shares. If any such loss exceeds the amount of the exempt-interest dividends you received, that excess loss will be treated as a long-term capital loss to the extent you receive any long-term capital gain distribution with respect to those shares.

     Persons who are "substantial users" (or persons related thereto) of facilities financed by industrial development bonds should consult their own tax advisors before purchasing shares. Such persons may find investment in the Funds unsuitable for tax reasons. Corporate investors may also wish to consult their own tax advisers before purchasing shares. In addition, certain property and casualty insurance companies, financial institutions, and United States branches of foreign corporations may be adversely affected by the tax treatment of the interest on Municipal Securities.

                    INVESTMENT PERFORMANCE

MUNICIPAL MONEY FUND

     Municipal Money Fund may quote a "Current Yield" or "Effective Yield" or both from time to time. The Current Yield is an annualized yield based on the actual total return for a seven-day period. The Effective Yield is an annualized yield based on a daily compounding of the Current Yield. These yields are each computed by first determining the "Net Change in Account Value" for a hypothetical account having a share balance of one share at the beginning of a seven-day period ("Beginning Account Value"), excluding capital changes. The Net Change in Account Value will always equal the total dividends declared with respect to the account, assuming a constant net asset value of $1.00. A "Tax-Equivalent Yield" is computed by dividing the portion of the "Yield" that is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt.

     The yields are then computed as follows:

                     Net Change in Account Value            365
                     ---------------------------            ----
     Current Yield = Beginning Account Value            x    7

                  [1 + Net Change in Account Value]365/7
                  --------------------------------------
Effective Yield =     Beginning Account Value               -  1

     For example, the yields of Municipal Money Fund for the seven-day period ended June 30, 1996 were:

                    $0.0.000551637    365
                    --------------    ---
Current Yield    =    $1.00       x    7             =  2.88%

                     [1+$0.0.000551637]365/7
                      ---------------------
Effective Yield    =         $1.00             -  1  =  2.92%

Tax-Equivalent Current Yield = 4.76%  (assuming 39.6% tax rate)
Tax-Equivalent Effective Yield = 4.83%  (assuming 39.6% tax rate)

     The average dollar-weighted portfolio maturity for the seven days ended June 30, 1996 was 53 days.

     In addition to fluctuations reflecting changes in net income of the Fund, resulting from changes in its proportionate share of Municipal Money Portfolio's investment income and expenses, the Fund's yield also would be affected if the Fund or Municipal Money Portfolio were to restrict or supplement their respective dividends in order to maintain a net asset value at $1.00 per share. (See Net Asset Value in the Prospectus.) Asset changes resulting from net purchases or net redemptions of Fund or Portfolio shares may affect yield. Accordingly, the Fund's yield may vary from day to day and the yield stated for a particular past period is not a representation as to its future yield. The Fund's yield is not assured and its principal is not insured; however, the Fund will attempt to maintain its net asset value per share at $1.00.

     Comparison of the Fund's yield with those of alternative investments (such as savings accounts, various types of bank deposits, and other money market funds) should be made with consideration of differences between the Fund and the alternative investments, differences in the periods and methods used in the calculation of the yields being compared, and the impact of income taxes on alternative investments.

INTERMEDIATE MUNICIPALS, MANAGED MUNICIPALS, AND HIGH-YIELD
MUNICIPALS

     Intermediate Municipals, Managed Municipals, and High-Yield Municipals may quote yield figures from time to time. The "Yield" of a Fund is computed by dividing the net investment income per share earned during a 30-day period (using the average number of shares entitled to receive dividends) by the net asset value per share on the last day of the period. The Yield formula provides for semiannual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. A "Tax-Equivalent Yield" is computed by dividing the portion of the Yield that is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Yield that is not tax-exempt.

The Yield formula is as follows:  YIELD = 2[((a-b/cd) +1) - 1]

    Where:  a =  dividends and interest earned during the period.
                 (For this purpose, the Fund will recalculate the yield to maturity based on market value of each portfolio security on each business day on which net asset value is calculated.)
            b  = expenses accrued for the period (net of
                 reimbursements).
            c  = the average daily number of shares outstanding
                 during the period that were entitled to receive dividends.
            d  = the ending net asset value of the Fund for the period.

     For example, the Yields of the Funds for the 30-day period ended June 30, 1996 were:

                       Intermediate Municipals
                       Yield = 4.68%
                       Tax-Equivalent Yield = 7.74%
                       (assuming 39.6% tax rate)

                       Managed Municipals
                       Yield = 5.24%
                       Tax-Equivalent Yield = 8.68%
                       (assuming 39.6% tax rate)

                       High-Yield Municipals
                       Yield = 5.77%
                       Tax-Equivalent Yield = 9.56%
                       (assuming 39.6% tax rate)

ALL FUNDS

     Each Fund may quote total return figures from time to time.
A "Total Return" on a per share basis is the amount of dividends distributed per share plus or minus the change in the net asset value per share for a period. A "Total Return Percentage" may be calculated by dividing the value of a share at the end of a period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an "Average Annual Total Return" may be computed by finding the average annual compounded rate that would equate a hypothetical initial amount invested of $1,000 to the ending redeemable value.
A Fund may also quote tax-equivalent total return figures or other tax-equivalent measures of performance.

                                                                   n
Average Annual Total Return is computed as follows:  ERV  =  P(1+T)

   Where:  P  =  a hypothetical initial payment of $1,000.
           T  =  average annual total return.
           n  =  number of years.
         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period at the end of the period (or fractional portion thereof).

     For example, for a $1,000 investment in a Fund, the "Total
Return," the "Total Return Percentage," and the "Average Annual
Total Return" at June 30, 1996 were:

                                     TOTAL RETURN   AVERAGE ANNUAL
FUND                   TOTAL RETURN   PERCENTAGE     TOTAL RETURN
---------------------  ------------  ------------   -------------
Municipal Money Fund
     1 year              $1,031         3.13%            3.13%
     5 years              1,140         13.98            2.65
     10 years             1,443         44.26            3.73

Intermediate Municipals
     1 year               1,055          5.47            5.47
     5 years              1,392         39.15            6.83
     10 years             1,932         93.20            6.81

Managed Municipals
     1 year               1,062          6.24            6.24
     5 years              1,408         40.75            7.08
     10 years             2,123        112.31            7.82

High-Yield Municipals
     1 year               1,068          6.83            6.83
     5 years              1,377         37.69            6.61
     10 years             2,133        113.32            7.87

     Investment performance figures assume reinvestment of all dividends and distributions, and do not take into account any federal, state, or local income taxes which shareholders must pay on a current basis. They are not necessarily indicative of future results. The performance of a Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although investment performance information is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

     In advertising and sales literature, a Fund may compare its yield and performance with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of the Funds. Comparison of a Fund to an alternative investment should be made with consideration of differences in features and expected performance.

     All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Funds believe to be generally accurate. A Fund may also note its mention in newspapers, magazines, or other media from time to time. However, the Funds assume no responsibility for the accuracy of such data. Newspapers and magazines that might mention the Funds include, but are not limited to, the following:

Architectural Digest
Arizona Republic
Atlanta Constitution
Associated Press
Barron's
Bloomberg
Boston Herald
Business Week
Chicago Tribune
Chicago Sun-Times
Cleveland Plain Dealer
CNBC
CNN
Crain's Chicago Business
Consumer Reports
Consumer Digest
Dow Jones Newswire
Fee Advisor
Financial Planning
Financial World
Forbes
Fortune
Fund Action
Fund Decoder
Gourmet
Individual Investor
Investment Adviser
Investment Dealers' Digest
Investor's Business Daily
Kiplinger's Personal Finance Magazine
Knight-Ridder
Lipper Analytical Services
Los Angeles Times
Louis Rukeyser's Wall Street
Money
Morningstar
Mutual Fund Market News
Mutual Fund News Service
Mutual Funds Magazine
Newsweek
The New York Times
No-Load Fund Investor
Pension World
Pensions and Investment
Personal Investor
Physicians Financial News
Jane Bryant Quinn (syndicated column)
The San Francisco Chronicle
Securities Industry Daily
Smart Money
Smithsonian
Strategic Insight
Time
Travel & Leisure
USA Today
U.S. News & World Report
Value Line
The Wall Street Journal
The Washington Post
Working Women
Worth
Your Money

     All of the Funds may compare their performance to the Consumer Price Index (All Urban), a widely-recognized measure of inflation.

MUNICIPAL MONEY FUND

     Municipal Money Fund may compare its yield to the average yield of the following: Donoghue's Money Fund Averages
[trademark]--Stockbroker and General Purpose categories; and the Lipper All Short-Term Tax-Free Categories [trademark].

     Municipal Money Fund may also compare its tax-equivalent yield to the average rate for the taxable fund category for the aforementioned services. Should these services reclassify the Fund into a different category or develop (and place the Fund into) a new category, the Fund may compare its performance, rank, or yield with those of other funds in the newly-assigned category as published by the service.

     Investors may desire to compare Municipal Money Fund's performance and features to that of various bank products. The Fund may compare its tax-equivalent yield to the average rates of bank and thrift institution money market deposit accounts, Super N.O.W. accounts, and certificates of deposit. The rates published weekly by the BANK RATE MONITOR [copyright], a North Palm Beach (Florida) financial reporting service, in its BANK RATE MONITOR [copyright] National Index are averages of the personal account rates offered on the Wednesday prior to the date of publication by one hundred leading banks and thrift institutions in the top ten Consolidated Standard Metropolitan Statistical Areas. Account minimums range upward from $2,500 in each institution and compounding methods vary. Super N.O.W. accounts generally offer unlimited checking, while money market deposit accounts generally restrict the number of checks that may be written. If more than one rate is offered, the lowest rate is used. Rates are subject to change at any time specified by the institution. Bank account deposits may be insured. Shareholder accounts in the Fund are not insured. Bank passbook savings accounts compete with money market mutual fund products with respect to certain liquidity features but may not offer all of the features available from a money market mutual fund, such as check writing. Bank passbook savings accounts normally offer a fixed rate of interest while the yield of the Fund fluctuates. Bank checking accounts normally do not pay interest but compete with money market mutual funds with respect to certain liquidity features (e.g., the ability to write checks against the account). Bank certificates of deposit may offer fixed or variable rates for a set term. (Normally, a variety of terms are available.) Withdrawal of these deposits prior to maturity will normally be subject to a penalty. In contrast, shares of the Fund are redeemable at the next determined net asset value (normally, $1.00 per share) after a request is received, without charge.

INTERMEDIATE MUNICIPALS, MANAGED MUNICIPALS, AND HIGH-YIELD
MUNICIPALS

     Intermediate Municipals, Managed Municipals, and High-Yield
Municipals may compare performance to the following as indicated below:

BENCHMARK                             FUND(S)
-----------------------------------   ----------------------
Lehman Brothers Municipal Bond Index  High-Yield Municipals,
                                      Managed Municipals
Lehman Brothers 10-Year Municipal
  Bond Index                          Intermediate Municipals
Lehman Brothers 7-Year Municipal
  Bond Index                          Intermediate Municipals
Lipper Intermediate (5-10 year)
   Municipal Bond Funds Average       Intermediate Municipals
Lipper General Municipal Bond Funds
  Average                             Managed Municipals
Lipper High-Yield Municipal Bond
  Funds Average                       High-Yield Municipals
Lipper Municipal Bond Fund Average    Intermediate Municipals,
                                      Managed Municipals,
                                      High-Yield Municipals
Morningstar Municipal Bond
  (General) Funds Average             Managed Municipals,
                                      Intermediate Municipals
Morningstar Municipal Bond (High-
  Yield) Funds Average                High-Yield Municipals
Morningstar Long-Term Tax-Exempt
  Fund Average                        High-Yield Municipals,
                                      Intermediate Municipals,
                                      Managed Municipals

     The Lipper and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated, and published by these independent services that monitor the performance of mutual funds. The Funds may also use comparative performance as computed in a ranking by those services or category averages and rankings provided by another independent service. Should these services reclassify a Fund to a different category or develop (and place a Fund into) a new category, that Fund may compare its performance or rank with those of other funds in the newly-assigned category (or the average of such category) as published by the service.


     In advertising and sales literature, a Fund may also cite its rating, recognition, or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a fund's risk score (which is a function of its monthly returns less the 3-month T-bill return) from its load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star, and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk, or both.


     Investors may desire to compare a Fund's performance to that of various bank products. A Fund may compare its tax-equivalent yield to the average rates of bank and thrift institution certificates of deposit. The rates published weekly by the BANK RATE MONITOR [copyright], a North Palm Beach (Florida) financial reporting service, in its BANK RATE MONITOR [copyright] National Index are averages of the personal account rates offered on the Wednesday prior to the date of publication by one hundred leading banks and thrift institutions in the top ten Consolidated Standard Metropolitan Statistical Areas. Bank account minimums range upward from $2,500 in each institution and compounding methods vary. Rates are subject to change at any time specified by the institution. A Fund's net asset value and investment return will vary. Bank account deposits may be insured; Fund accounts are not insured. Bank certificates of deposit may offer fixed or variable rates for a set term. Withdrawal of these deposits prior to maturity will normally be subject to a penalty. In contrast, shares of the Fund are redeemable at the next determined net asset value after a request is received, without charge.

     Intermediate Municipals, Managed Municipals, and High-Yield
Municipals may also compare their respective tax-equivalent yields to the average rate for the taxable fund category of the aforementioned services.

     Of course, past performance is not indicative of future
results.
                       ________________

     To illustrate the historical returns on various types of financial assets, the Funds may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since
1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types:
Common stocks
Small company stock
Long-term corporate bonds
Long-term government bonds
Intermediate-term government bonds
U.S. Treasury bills
Consumer Price Index

     A Fund may also use hypothetical returns to be used as an example in a mix of asset allocation strategies. One such example is reflected in the chart below, which shows the effect of tax-exempt investing on a hypothetical investment. Tax-exempt income, however, may be subject to state and local taxes and the federal alternative minimum tax. Marginal tax brackets are based on 1993 federal tax rates and are subject to change. "Joint Return" is based on two exemptions and "Single return" is based on one exemption. The results would differ for different numbers of exemptions.

                          TAX-EQUIVALENT YIELDS
                                                       A taxable
                                            investment must yield the following
  Taxable Income (thousands)     Marginal    to equal a tax-exempt yield of:
-----------------------------     Tax      ----------------------------------
 Joint Return    Single Return   Bracket    4%     5%     6%      7%      8%
--------------   -------------   --------  ----   ----   ----   -----   -----
  $0.0 -  36.9    $0.0 -  22.1     15%     4.71   5.88   7.06    8.24    9.41
 $36.9 -  89.2   $22.1 -  53.5     28%     5.56   6.94   8.33    9.72   11.11
 $89.2 - 140.0   $53.5 - 115.0     31%     5.80   7.25   8.70   10.14   11.59
$140.0 - 250.0  $115.0 - 250.0     36%     6.25   7.81   9.38   10.94   12.50
$250.0+         $250.0+          39.6%     6.62   8.28   9.93   11.59   13.25

     Dollar Cost Averaging. Dollar cost averaging is an investment strategy that requires investing a fixed amount of money in Fund shares at set intervals. This allows you to purchase more shares when prices are low and fewer shares when prices are high. Over time, this tends to lower your average cost per share.

     Like any investment strategy, dollar cost averaging can't guarantee a profit or protect against losses in a steadily declining market. Dollar cost averaging involves uninterrupted investing regardless of share price and therefore may not be appropriate for every investor.

     From time to time, a Fund may offer in its advertising and sales literature to send an investment strategy guide, a tax guide, or other supplemental information to investors and shareholders. It may also mention the Stein Roe Counselor [SERVICE MARK] and the

Stein Roe Personal Counselor [SERVICE MARK] programs and asset allocation and other investment strategies.

     ADDITIONAL INFORMATION ON NET ASSET VALUE--MUNICIPAL
            MONEY FUND AND MUNICIPAL MONEY PORTFOLIO

     Please refer to Net Asset Value in the Prospectus, which is incorporated herein by reference. Municipal Money Portfolio values its portfolio by the "amortized cost method" by which it attempts to maintain its net asset value at $1.00 per share. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value as determined by amortized cost is higher or lower than the price Municipal Money Portfolio would receive if it sold the instrument. Other assets are valued at a fair value determined in good faith by the Board of Trustees.

     In connection with Municipal Money Portfolio's use of amortized cost and the maintenance of its per share net asset value of $1.00, Base Trust has agreed, with respect to Municipal Money Portfolio: (i) to seek to maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining relative stability of principal and not in excess of 90 days; (ii) not to purchase a portfolio instrument with a remaining maturity of greater than thirteen months (for this purpose Municipal Money Portfolio considers that an instrument has a maturity of thirteen months or less if it is a "short-term" obligation as defined in the Glossary); and (iii) to limit its purchase of portfolio instruments to those instruments that are denominated in U.S. dollars which the Board of Trustees determines present minimal credit risks and that are of eligible quality as determined by any major rating service as defined under SEC Rule 2a-7 or, in the case of any instrument that is not rated, of comparable quality as determined by the Board.

     Municipal Money Portfolio has also agreed to establish procedures reasonably designed to stabilize its price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of Municipal Money Portfolio's portfolio holdings by the Board of Trustees, at such intervals as it deems appropriate, to determine whether Municipal Money Portfolio's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. Calculations are made to compare the value of its investments valued at amortized cost with market value. Market values are obtained by using actual quotations provided by market makers, estimates of market value, values from yield data obtained from reputable sources for the instruments, values obtained from the Adviser's matrix, or values obtained from an independent pricing service. Any such service might value Municipal Money Portfolio's investments based on methods which include consideration of: yields or prices of Municipal Securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The service may also employ electronic data processing techniques, a matrix system, or both to determine valuations.

     In connection with Municipal Money Portfolio's use of the amortized cost method of portfolio valuation to maintain its net asset value at $1.00 per share, Municipal Money Portfolio might incur or anticipate an unusual expense, loss, depreciation, gain or appreciation that would affect its net asset value per share or income for a particular period. The extent of any deviation between Municipal Money Portfolio's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board of Trustees of Base Trust as it deems appropriate. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, should be initiated. In the event the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, it will take such action as it considers appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. Actions which the Board might take include: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; increasing, reducing, or suspending dividends or distributions from capital or capital gains; or redeeming shares in kind. The Board might also establish a net asset value per share by using market values, as a result of which the net asset value might deviate from $1.00 per share.

                            GLOSSARY

IN-THE-MONEY. A call option on a futures contract is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option on a futures contract is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

ISSUER. For purposes of diversification under the Investment Company Act of 1940, identification of the issuer (or issuers) of a Municipal Security depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, if the obligation is backed only by the assets and revenues of the non-governmental user, the non-governmental user would be deemed to be the sole issuer. In addition, if the bond is backed by the full faith and credit of the U.S. Government, agencies or instrumentalities of the U.S. Government or U.S. Government Securities, the U.S. Government or the appropriate agency or instrumentality would be deemed to be the sole issuer, and would not be subject to the 5% limitation applicable to investments in a single issuer as described under Restrictions on the Funds' Investments in the Prospectus and restriction number (i) under Investment Restrictions. If, in any case, the creating municipal government or another entity guarantees an obligation or issues a letter of credit to secure the obligation, the guarantee (or letter of credit) would be considered a separate security issued by such government or entity and would be separately valued and included in the issuer limitation. In the case of Municipal Money Fund, Municipal Money Portfolio and Intermediate Municipals, guarantees and letters of credit described in this paragraph from banks whose credit is acceptable to these Funds are not restricted in amount by the restriction against investing more than 25% of their total assets in securities of non-governmental issuers whose principal business activities are in the same industry.

MAJORITY OF THE OUTSTANDING VOTING SECURITIES. As used in the Prospectus and this Statement of Additional Information, this term means the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.

MUNICIPAL SECURITIES. Municipal Securities are debt obligations issued by or on behalf of the governments of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is generally exempt from the regular federal income tax.

     The two principal classifications of Municipal Securities are "general obligation" and "revenue" bonds. "General obligation" bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. "Revenue" bonds are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue bonds, the credit quality of which is normally directly related to the credit standing of the industrial user involved. Municipal Securities may bear either fixed or variable rates of interest. Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to minimize fluctuation in values of the instruments.

     Within the principal classifications of Municipal Securities, there are various types of instruments, including municipal bonds, municipal notes, municipal leases, custodial receipts, and participation certificates. Municipal notes include tax, revenue, and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal lease securities, and participation certificates therein, evidence certain types of interests in lease or installment purchases contract obligations of a municipal authority or other entity. Custodial receipts represent ownership in future interest or principal payments (or both) on certain Municipal Securities and are underwritten by securities dealers or banks. Some Municipal Securities may not be backed by the faith, credit, and taxing power of the issuer and may involve "non-appropriation" clauses which provide that the municipal authority is not obligated to make lease or other contractual payments, unless specific annual appropriations are made by the municipality. Each Fund may invest more than 5% of its net assets in municipal bonds and notes, but does not expect to invest more than 5% of its net assets in the other Municipal Securities described in this paragraph.

     Some Municipal Securities are backed by (i) the full faith and credit of the U.S. Government, (ii) agencies or instrumentalities of the U.S. Government, or (iii) U.S. Government Securities.

REPURCHASE AGREEMENT. A repurchase agreement involves the sale of securities to the Fund, with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including:
(a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

REVERSE REPURCHASE AGREEMENT. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price.

SHORT-TERM. This term, as used with respect to Municipal Money Fund and Municipal Money Portfolio, refers to an obligation of one of the following types, measured from the date of an investment by the Fund in the obligation (regardless of the duration of the obligation from the date of original issuance):

1. An obligation of the issuer to pay the entire principal and accrued interest in no more than thirteen months;

2. An obligation (regardless of the duration before its maturity) issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, bearing a variable rate of interest providing for automatic establishment, no less frequently than annually, of a new rate or successive new rates of interest by a formula, that can reasonably be expected to have a market value approximating its principal amount (a) whenever a new interest rate is established, in the case of an obligation having a variable rate of interest, or (b) at any time, in the case of an obligation having a "floating rate of interest" that changes concurrently with any change in an identified market interest rate to which it is pegged;

3. Any other obligation (regardless of the duration before its maturity) that: (a) has a demand feature entitling the holder to receive from an issuer the entire principal [or, under the circumstances described under Investment Policies--Municipal
Money Fund above, the issuer of a guarantee or a letter of credit with respect to a participation interest in the obligation (acquired from such issuer)], (i) at any time upon no more than thirty days' notice or (ii) at specified intervals not exceeding thirteen months and upon no more than thirty days' notice, (b)(i) has a variable rate of interest that changes on set dates or (ii) has a floating rate of interest
(as defined in 2 above), and (c) can reasonably be expected to have a market value approximating its principal amount (i) whenever a new rate of interest is established, in the case of an obligation having a variable rate of interest, or (ii) at any time, in the case of an obligation having a floating rate of interest; provided that, with respect to each such obligation that is not rated eligible quality by Moody's or S&P, the Board of Trustees has determined that the obligation is of eligible quality; or

4. A repurchase agreement that is to be fully performed (or that the Fund may require be performed) in not more than thirteen months (regardless of the maturity of the obligation to which the repurchase agreement relates).

VARIABLE RATE DEMAND SECURITY. This type of security is a Variable Rate Security (as defined in the Prospectus under Municipal Securities) which has a demand feature entitling the purchaser to resell the security to the issuer of the demand feature at an amount approximately equal to amortized cost or the principal amount thereof, which may be more or less than the price the Fund paid for it. The interest rate on a Variable Rate Demand Security also varies either according to some objective standard, such as an index of short-term tax-exempt rates, or according to rates set by or on behalf of the issuer.

PART C.  OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) 1. Financial statements included in Part A of this Amendment to the Registration Statement: Financial Highlights.

    2.  Financial statements included in Part B of this Amendment:
        Financial statements (investments as of 6/30/96, balance sheets as of 6/30/96, statements of operations for the year ended 6/30/96, statements of changes in net assets for each of the two years in the period ended 6/30/96, and notes thereto) are incorporated by reference to Registrant's 6/30/96 annual report. Schedule I has been omitted as the required information is presented in the portfolio of investments. Schedules II, III, IV, and V have been omitted as the required information is not present.

(b) Exhibits: [Note: As used herein, the term "Registration Statement" refers to the Registration Statement of the Registrant under the Securities Act of 1933, No. 2-99356. The terms "Pre-Effective Amendment" and "PEA" refer, respectively, to a pre-effective and a post-effective amendment to the Registration Statement.]

     1. (a) Agreement and Declaration of Trust of Registrant as amended through 10/25/94. (Exhibit 1 to PEA #18.)*
         (b) Amendment to Agreement and Declaration of Trust dated 11/1/95. (Exhibit 1(b) to PEA #20.)*

     2.  By-Laws of Registrant as amended through 2/3/93.  (Exhibit
         2 to PEA #21.)*

     3.  None.

     4.  None.

     5. (a) Management agreement dated 7/1/96 between Registrant and Stein Roe & Farnham Incorporated (the "Adviser") relating to the series designated Stein Roe Intermediate Municipals Fund, Stein Roe High-Yield Municipals Fund and Stein Roe Managed Municipals Fund. (Exhibit 5(a) to PEA #21.)*
         (b) Expense undertaking dated 10/31/95 relating to the series Stein Roe Municipal Money Market Fund and expense waiver dated 5/1/95 relating to the series Stein Roe Intermediate Municipals Fund. (Exhibit 5(d) to PEA #20.)*

     6. Underwriting agreement between Registrant and Liberty Securities Corporation as amended through 10/28/92. (Exhibit 6 to PEA #21.)*

     7.  None.

     8. Custodian contract between Registrant and State Street Bank and Trust Company ("Bank") dated 12/31/87 as amended
         through May 8, 1995.   (Exhibit 8 to PEA #18.)*

     9. (a) Transfer agency agreement between Registrant and SteinRoe Services Inc. dated 8/1/95. (Exhibit 9(a) to PEA #19.)*
         (b) Accounting and Bookkeeping Agreement between the Registrant and the Adviser. (Exhibit 9(b) to PEA #21.)*
         (c) Administrative agreement between Registrant and the Adviser as amended through 7/1/96. (Exhibit 9(c) to PEA #21.)*

    10.  Opinions and consents of Bell, Boyd & Lloyd and Ropes &
         Gray with respect to the series of Registrant designated SteinRoe Tax-Exempt Money Fund (now named Stein Roe Municipal Money Market Fund), Stein Roe Intermediate Municipals Fund, Stein Roe Managed Municipals Fund, and Stein Roe High-Yield Municipals Fund. (Exhibit 10 to PEA #21.)*

    11. (a) Opinion and consent of Bell, Boyd & Lloyd regarding tax-exempt status of standby commitments. (Exhibit
             11(a) to PEA #21.)*
         (b) Consent of Morningstar, Inc.  (Exhibit 11(b) to PEA
             #21.)*
         (c) Consent of Ernst & Young LLP.

    12.  None.

    13.  Inapplicable.

    14.  None.

    15.  None.

    16. Schedules for computation of yield and total return of Stein-Roe Tax-Exempt Money Fund (now named Stein Roe Municipal
         Money Market Fund), Stein Roe Intermediate Municipals Fund, Stein Roe Managed Municipals Fund, and Stein Roe High-
         Yield Municipals Fund.  (Exhibit 16 to PEA #21.)*

    17.  (a) Financial Data Schedule--Intermediate Municipals Fund
         (b) Financial Data Schedule--High-Yield Municipals Fund.
         (c) Financial Data Schedule--Municipal Money Market Fund.
         (d) Financial Data Schedule--Managed Municipals Fund.

    18.  Inapplicable.

    19.  (Miscellaneous.)
         (a) Funds Application. (Exhibit 19(a) to PEA #20.)*
         (b) Automatic Redemption Services Application.  (Exhibit
             19(b) to PEA #21.)*
_______________________________
*Incorporated by reference.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
          REGISTRANT.

The Registrant does not consider that it is directly or indirectly controlled by, or under common control with, other persons within the meaning of this Item. See "Investment Advisory Services," "Management," "Distributor," and "Transfer Agent" in the statement of additional information, each of which is incorporated herein by reference.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.
                                              Number of Record
Title of Series                       Holders as of January 31, 1997
-----------------                     -----------------------------
Stein Roe Intermediate Municipals Fund               2,952
Stein Roe High-Yield Municipals Fund                 5,979
Stein Roe Municipal Money Market Fund                3,373
Stein Roe Managed Municipals Fund                    9,107

ITEM 27.  INDEMNIFICATION.

Article Tenth of the Agreement and Declaration of Trust of Registrant (Exhibit 1), which Article is incorporated herein by reference, provides that Registrant shall provide indemnification of its trustees and officers (including each person who serves or has served at Registrant's request as a director, officer, or trustee of another organization in which Registrant has any interest as a shareholder, creditor or otherwise) ("Covered Persons") under specified circumstances.

Section 17(h) of the Investment Company Act of 1940 ("1940 Act") provides that neither the Agreement and Declaration of Trust nor the By-Laws of Registrant, nor any other instrument pursuant to which Registrant is organized or administered, shall contain any provision which protects or purports to protect any trustee or officer of Registrant against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In accordance with Section 17(h) of the 1940 Act, Article Tenth shall not protect any person against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

To the extent required under the 1940 Act,

    (i) Article Tenth does not protect any person against any liability to Registrant or to its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office;

   (ii) in the absence of a final decision on the merits by a court or other body before whom a proceeding was brought that a Covered Person was not liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office, no indemnification is permitted under Article Tenth unless a determination that such person was not so liable is made on behalf of Registrant by (a) the vote of a majority of the trustees who are neither "interested persons" of Registrant, as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceeding ("disinterested, non-party trustees"), or (b) an independent legal counsel as expressed in a written opinion; and

  (iii) Registrant will not advance attorneys' fees or other expenses incurred by a Covered Person in connection with a civil or criminal action, suit or proceeding unless Registrant receives an undertaking by or on behalf of the Covered Person to repay the advance (unless it is ultimately determined that he is entitled to indemnification) and (a) the Covered Person provides security for his undertaking, or (b) Registrant is insured against losses arising by reason of any lawful advances, or (c) a majority of the disinterested, non-party trustees of Registrant or an independent legal counsel as expressed in a written opinion, determine, based on a review of readily-available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Any approval of indemnification pursuant to Article Tenth does not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with Article Tenth as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in, or not opposed to, the best interests of Registrant or to have been liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Article Tenth also provides that its indemnification provisions are not exclusive.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Registrant, its trustees and officers, Stein Roe & Farnham Incorporated (the "Adviser"), the other investment companies advised by the Adviser, and persons affiliated with them are insured against certain expenses in connection with the defense of actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits, or proceedings. Registrant will not pay any portion of the premiums for coverage under such insurance that would (1) protect any trustee or officer against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or (2) protect the Adviser or principal underwriter, if any, against any liability to Registrant or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its duties and obligations under its contract or agreement with the Registrant; for this purpose the Registrant will rely on an allocation of premiums determined by the insurance company.

Pursuant to the indemnification agreement dated July 1, 1995, among the Registrant, its transfer agent and the Adviser, Registrant, its trustees, officers and employees, its transfer agent and the transfer agent's directors, officers and employees are indemnified by Registrant's Adviser against any and all losses, liabilities, damages, claims and expenses arising out of any act or omission of the Registrant or its transfer agent performed in conformity with a request of the Adviser that the transfer agent and the Registrant deviate from their normal procedures in connection with the issue, redemption or transfer of shares for a client of the Adviser.

Registrant, its trustees, officers, employees and representatives and each person, if any, who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933 are indemnified by the distributor of Registrant's shares (the "distributor"), pursuant to the terms of the distribution agreement, which governs the distribution of Registrant's shares, against any and all losses, liabilities, damages, claims and expenses arising out of the acquisition of any shares of the Registrant by any person which (i) may be based upon any wrongful act by the distributor or any of the distributor's directors, officers, employees or representatives or
(ii) may be based upon any untrue or alleged untrue statement of a material fact contained in a registration statement, prospectus, statement of additional information, shareholder report or other information covering shares of the Registrant filed or made public by the Registrant or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading if such statement or omission was made in reliance upon information furnished to the Registrant by the distributor in writing. In no case does the distributor's indemnity indemnify an indemnified party against any liability to which such indemnified party would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its or his duties or by reason of its or his reckless disregard of its or his obligations and duties under the distribution agreement.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

The Adviser is a wholly owned subsidiary of SteinRoe Services Inc. ("SSI"), which in turn is a wholly owned subsidiary of Liberty Financial Companies, Inc., which a majority owned subsidiary of LFC Holdings, Inc., which is a wholly owned subsidiary of Liberty Mutual Equity Corporation, which is a wholly owned subsidiary of Liberty Mutual Insurance Company. The Adviser acts as investment adviser to individuals, trustees, pension and profit-sharing plans, charitable organizations, and other investors. In addition to Registrant, it also acts as investment adviser to other investment companies having different investment policies.

For a two-year business history of officers and directors of the Adviser, please refer to the Form ADV of Stein Roe & Farnham Incorporated and to the section of the statement of additional information (part B) entitled "Investment Advisory Services."

Certain directors and officers of the Adviser also serve and have during the past two years served in various capacities as officers, directors, or trustees of SSI and of the Registrant, Stein Roe Income Trust, Stein Roe Investment Trust, SR&F Base
Trust, Stein Roe Institutional Trust, Stein Roe Adviser Trust,
Stein Roe Trust, SteinRoe Variable Investment Trust and LFC Utilities Trust, investment companies managed by the Adviser. (The listed entities are located at One South Wacker Drive, Chicago, Illinois 60606, except for SteinRoe Variable Investment Trust, which is located at 600 Atlantic Avenue, Boston, MA 02210 and LFC Utilities Trust, which is located at One Financial Center, Boston, MA 02111.)
A list of such capacities is given below.

                                                    POSITION FORMERLY
                                                    HELD WITHIN
                      CURRENT POSITION              PAST TWO YEARS
                      -------------------           --------------
STEINROE SERVICES INC.
Gary A. Anetsberger   Vice President
Timothy K. Armour     Vice President
Jilaine Hummel Bauer  Vice President; Secretary
Kenneth J. Kozanda    Vice President; Treasurer
Kenneth R. Leibler    Director
C. Allen Merritt, Jr. Director; Vice President
Hans P. Ziegler       Director, President,          Vice Chairman
                       Chairman

SR&F BASE TRUST
Gary A. Anetsberger   Senior Vice-President         Controller
Timothy K. Armour     President; Trustee
Jilaine Hummel Bauer  Executive Vice-President;
                        Secretary                   Vice-President
Ann H. Benjamin                                     Vice-President
Thomas W. Butch       Executive Vice-President
Michael T. Kennedy                                  Vice-President
Lynn C. Maddox                                      Vice-President
Jane M. Naeseth                                     Vice-President
Thomas P. Sorbo                                     Vice-President
Hans P. Ziegler       Executive Vice-President

STEIN ROE INCOME TRUST
Gary A. Anetsberger   Senior Vice-President         Controller
Timothy K. Armour     President; Trustee
Jilaine Hummel Bauer  Executive V-P; Secretary
Ann H. Benjamin       Vice-President
Thomas W. Butch       Executive Vice-President      Vice-President
Philip J. Crosley     Vice-President
Michael T. Kennedy    Vice-President
Steven P. Luetger                                   Vice-President
Lynn C. Maddox        Vice-President
Anne E. Marcel        Vice-President
Jane M. Naeseth       Vice-President
Thomas P. Sorbo       Vice-President
Hans P. Ziegler       Executive Vice-President

STEIN ROE INVESTMENT TRUST
Gary A. Anetsberger   Senior Vice-President         Controller
Timothy K. Armour     President; Trustee
Jilaine Hummel Bauer  Executive V-P; Secretary
Bruno Bertocci        Vice-President
David P. Brady        Vice-President
Thomas W. Butch       Executive Vice-President      Vice-President
Daniel K. Cantor      Vice-President
Philip J. Crosley     Vice-President
E. Bruce Dunn         Vice-President
Erik P. Gustafson     Vice-President
David P. Harris       Vice-President
Harvey B. Hirschhorn  Vice-President
Eric S. Maddix        Vice-President
Lynn C. Maddox        Vice-President
Anne E. Marcel        Vice-President
Richard B. Peterson   Vice-President
Gloria J. Santella    Vice-President
Thomas P. Sorbo       Vice-President
Hans P. Ziegler       Executive Vice-President

STEIN ROE MUNICIPAL TRUST
Gary A. Anetsberger   Senior Vice-President         Controller
Timothy K. Armour     President; Trustee
Jilaine Hummel Bauer  Executive V-P; Secretary
Thomas W. Butch       Executive Vice-President      Vice-President
Joanne T. Costopoulos Vice-President
Philip J. Crosley     Vice-President
Lynn C. Maddox        Vice-President
Anne E. Marcel        Vice-President
M. Jane McCart        Vice-President
Thomas P. Sorbo       Vice-President
Hans P. Ziegler       Executive Vice-President

STEIN ROE ADVISER TRUST
Gary A. Anetsberger   Senior Vice-President
Timothy K. Armour     President; Trustee
Jilaine Hummel Bauer  Executive V-P; Secretary
Bruno Bertocci        Vice-President
David P. Brady        Vice-President
Thomas W. Butch       Executive Vice-President      Vice-President
Daniel K. Cantor      Vice-President
Philip J. Crosley     Vice-President
E. Bruce Dunn         Vice-President
Erik P. Gustafson     Vice-President
David P. Harris       Vice-President
Harvey B. Hirschhorn  Vice-President
Eric S. Maddix        Vice-President
Lynn C. Maddox        Vice-President
Anne E. Marcel        Vice-President
Richard B. Peterson   Vice-President
Gloria J. Santella    Vice-President
Thomas P. Sorbo       Vice-President
Hans P. Ziegler       Executive Vice-President

STEIN ROE INSTITUTIONAL TRUST and STEIN ROE TRUST
Gary A. Anetsberger   Senior Vice-President
Timothy K. Armour     President; Trustee
Jilaine Hummel Bauer  Executive V-P; Secretary
Ann H. Benjamin       Vice-President
Thomas W. Butch       Executive Vice-President      Vice-President
Philip J. Crosley     Vice-President
Michael T. Kennedy    Vice-President
Steven P. Luetger                                   Vice-President
Lynn C. Maddox        Vice-President
Anne E. Marcel        Vice-President
Jane M. Naeseth       Vice-President
Thomas P. Sorbo       Vice-President
Hans P. Ziegler       Executive Vice-President

STEINROE VARIABLE INVESTMENT TRUST
Gary A. Anetsberger   Treasurer
Timothy K. Armour     Vice President
Jilaine Hummel Bauer  Vice President
Ann H. Benjamin       Vice President
E. Bruce Dunn         Vice President
Erik P. Gustafson     Vice President
Harvey B. Hirschhorn  Vice President
Michael T. Kennedy    Vice President
Jane M. Naeseth       Vice President
Richard B. Peterson   Vice President

LFC UTILITIES TRUST
Gary A. Anetsberger   Vice President
Ophelia L. Barsketis  Vice President
Deborah A. Jansen     Vice President

ITEM 29.  PRINCIPAL UNDERWRITERS.

Registrant's principal underwriter, Liberty Securities Corporation, is a wholly owned subsidiary of Liberty Investment Services, Inc., a wholly owned subsidiary of Liberty Financial Services, Inc. which, in turn, is a wholly owned subsidiary of Liberty Financial Companies, Inc. Liberty Financial Companies, Inc. is a public corporation whose majority shareholder is LFC Holdings, Inc., a wholly owned subsidiary of Liberty Mutual Equity Corporation. Liberty Mutual Equity Corporation is a wholly owned subsidiary of Liberty Mutual Insurance Company.

Liberty Securities Corporation is principal underwriter for the following investment companies:

Stein Roe Income Trust
Stein Roe Municipal Trust
Stein Roe Investment Trust
Stein Roe Institutional Trust
Stein Roe Advisor Trust
Stein Roe Trust

Set forth below is information concerning the directors and officers of Liberty Securities Corporation:
                                                        Positions
                      Positions and Offices             and Offices
Name                    with Underwriter            with Registrant
------------------    --------------------          ---------------
Porter P. Morgan      Chairman of the Board; Director       None
Frank L. Tarantino    President; Chief Operating
                        Officer; Director                   None
Robert L. Spadafora   Executive Vice President -
                        Sales and Marketing                 None
John T. Treece, Jr.   Senior Vice President - Operations    None
John W. Reading       Senior Vice President and
                        Assistant Secretary                 None
Valerie A. Arendell   Senior Vice President - Sales         None
Gerald H. Stanney,    Vice President and Compliance
   Jr.                  Officer (Boston)                    None
Jilaine Hummel Bauer  Vice President and Compliance     Exec. V-P &
                        Officer (Chicago)                Secretary
Bruce F. Ripepi       Vice President, General Counsel       None
                        and Assistant Secretary
Timothy K. Armour     Vice President                     President,
                                                         Trustee
Lindsay Cook          Vice President                     Trustee
Ralph E. Nixon        Vice President                        None
Joyce B. Riegel       Vice President                        None
Heidi J. Walter       Vice President                        V-P
Glenn E. Williams     Assistant Vice President              None
Philip J. Iudice      Treasurer                             None
John A. Benning       Secretary                             None
John A. Davenport     Assistant Secretary                   None
Marjorie M. Pluskota  Assistant Secretary                   None
C. Allen Merritt, Jr. Assistant Treasurer; Assistant
                        Secretary; Director                 None

The principal business address of Mr. Armour,Ms. Bauer, Ms. Pluskota, Ms. Riegel and Ms. Walter is One South Wacker Drive, Chicago, IL 60606; that of Mr. Williams is Two Righter Parkway, Wilmington, DE 19803; and that of the other officers is 600 Atlantic Avenue, Boston, MA 02210-2214.


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.

Jilaine Hummel Bauer
Executive Vice-President and Secretary
One South Wacker Drive
Chicago, Illinois  60606

ITEM 31.  MANAGEMENT SERVICES.

None.

ITEM 32.  UNDERTAKINGS.

Since the information called for by Item 5A is contained in the latest annual report to shareholders, Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                            SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 18th day of February, 1997.
                                   STEIN ROE MUNICIPAL TRUST

                                   By   TIMOTHY K. ARMOUR
                                        Timothy K. Armour
                                        President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                     Title*                    Date
------------------------    ---------------------   --------------

TIMOTHY K. ARMOUR           President and Trustee  February 18, 1997
Timothy K. Armour
Principal Executive Officer

GARY A. ANETSBERGER         Senior Vice-President  February 18, 1997
Gary A. Anetsberger
Principal Financial Officer

SHARON R. ROBERTSON         Controller             February 18, 1997
Sharon R. Robertson
Principal Accounting Officer

KENNETH L. BLOCK            Trustee                February 18, 1997
Kenneth L. Block

WILLIAM W. BOYD             Trustee                February 18, 1997
William W. Boyd

LINDSAY COOK                Trustee                February 18, 1997
Lindsay Cook

___________________         Trustee                _________________
Douglas A. Hacker

JANET LANGFORD KELLY        Trustee                February 18, 1997
Janet Langford Kelly

FRANCIS W. MORLEY           Trustee                February 18, 1997
Francis W. Morley

CHARLES R. NELSON           Trustee                February 18, 1997
Charles R. Nelson

THOMAS C. THEOBALD          Trustee                February 18, 1997
Thomas C. Theobald

* This amendment to the Registration Statement has also been signed by the above persons in their capacities as trustees and officers of the SR&F Base Trust as it relates to the Stein Roe Municipal
Money Market Fund.

                   STEIN ROE MUNICIPAL TRUST
         INDEX TO EXHIBITS FILED WITH THIS AMENDMENT

Exhibit
Number    Description
-------   -----------

11(c)     Consent of Ernst & Young LLP

17(a)     Financial Data Schedule--Intermediate Municipals Fund

17(b)     Financial Data Schedule--High-Yield Municipals Fund

17(c)     Financial Data Schedule--Municipal Money Market Fund

17(d)     Financial Data Schedule--Managed Municipals Fund